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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-22680

Ultimus Managers Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Frank L. Newbauer, Esq.

Ultimus Fund Solutions, LLC   225 Pictoria Drive, Suite 450    Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 587-3400

Date of fiscal year end:         May 31, 2014

Date of reporting period:       May 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

APEXcm SMALL/MID CAP GROWTH FUND
(APSGX)

Annual Report
May 31, 2014

APEXcm SMALL/MID CAP GROWTH FUND LETTER TO SHAREHOLDERS	May 31, 2014

Dear Fellow APEXcm Fund Shareholder,

We thank you for your ongoing support! We are pleased to report that APEXcm Small/Mid Cap Growth Fund (the “Fund”) continues to grow, and has performed well relative to its investment objective. During the year ended May 31, 2014, your Fund’s performance was +20.26% (net of expenses), outperforming the Fund’s benchmark, the Russell 2500TM Growth Index, which rose 18.51%.

APEX PHILOSOPHY

We believe that the best way to provide value-added returns is to identify companies that exhibit certain favorable fundamental advantages and benefit from secular growth trends, which allows us to structure the portfolio in high-conviction areas of longer-term sustainable growth. Embedded in our portfolio construction is the recognition of companies at different stages of their growth cycle, which we designate as “stable” and “emerging” growth stocks. We believe that having the spectrum of growth companies that are truly innovative and growing rapidly, combined with established growth businesses, can provide relative stability while allowing the opportunity to drive outperformance versus our benchmark and peers over time. Also, we believe the SMID (small/mid cap) style provides the opportunity to invest in higher growth companies and capture a longer period of growth as these companies mature.

INVESTMENT ENVIRONMENT

During this one-year period, the slow and steady slog of corporations and households continuing to deleverage, along with central banks around the world embarking on massive rounds of accommodation, has provided a choppy, challenging, but ultimately rewarding market environment. During the year, in spite of the U.S. Federal Reserve embarking on a tapering of its historic $85 billion per month bond buying liquidity infusion program, investors remained optimistic as the wealth effect created by increasing financial assets and the housing recovery fueled optimism and consumption. As tepid growth continues and we slowly grind towards a self-sustaining economy, prospects in the U.S. are relatively bright as household and corporate balance sheets, along with employment, have improved significantly. As we moved into 2014, an unusually bad winter, coupled with renewed geopolitical risks and higher volatility in high growth sectors, once again provided reason to pause, rewind and then move forward.

DISCUSSION OF KEY POSITIONING AND HOLDINGS VERSUS THE BENCHMARK

•	Solid stock selection in the Consumer Discretionary, Energy, Financials, Health Care, Industrials and Materials sectors added approximately 7% in value, with only a slight negative offset in Information Technology of approximately -1%.

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•	Overall attribution from sector effect was negative (approximately 1.5%), due mostly to our more cyclical portfolio positioning with the overweight in Consumer Discretionary and Information Technology providing a negative impact, as well as the underweight positioning in Health Care, Industrials and Consumer Staples.

•	Key secular growth areas of payments and processing, genomics and specialty pharmaceuticals, the drive towards energy independence, and pent-up demand in housing, autos and aerospace provided compelling investment opportunities.

•	Additionally, the timing of significant cash inflows into the Fund as the market continued its relentless advance negatively impacted performance.

Information Technology: We remain overweight in Information Technology, with a preference to businesses that are in areas where cap-ex is showing improvement and possess high quality balance sheet and cash flow characteristics. The overweight slightly hurt performance and stock selection was also slightly negative. One of the leaders for the year was NXPI (+90.63%), a leader in High-Performance Mixed Signal chips that are well positioned in the high growth areas of automotives, mobile payments (with their Near Field Communication chips), and the payments and processing theme (with smart card processing chips). Payments and processing company Alliance Data Systems continued to perform well (+63.86%) as their unique approach to helping businesses capture marketing data and assimilate into growing their loyalty programs persisted in adding value along with FleetCor Technologies, a provider of fuel cards and fleet and lodging payment programs (+45.17%). Due to their success (and thus encountering market cap restrictions), both NXPI and Alliance Data were sold towards the end of the reporting period. E-commerce continues to perform well with IAC/InterActiveCorp increasing +38.32%, but the theme was negatively impacted by MercadoLibre (-25.37%), as this Latin American on-line marketplace was challenged by declining currencies in Argentina and Brazil. Also, Neustar (-42.52%) and International Game Technology (-28.12%) performed poorly.

Consumer Discretionary: We remain overweight in Consumer Discretionary, as there are several elements of the economy with significant pent-up demand. In spite of some recent slower weather-related housing data, we believe there is more improvement to come, especially in the corresponding multiplier of durables which was reflected in the stellar performance of unique housing goods company Williams-Sonoma (+26.65%). Also, the auto recovery was amplified in the performance of Autoliv (+38.12%). During the period, Signet Jewelers (+63.54%) deployed some of its industry-leading cash flow to acquire Zale’s, providing a boost to the stock. These areas of resurgence led to Consumer Discretionary stock selection adding approximately 1.75% to performance for the year.

Health Care: We maintained our underweight position in Health Care during the period, as several successful holdings were eliminated or trimmed. During the period, we sold Illumina and Incyte and eliminated Onyx, which was acquired by Amgen, with each of these holdings adding a significant amount to the sector outperformance of approximately 1.60%. The selection of Jazz Pharmaceuticals,

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with its narcolepsy drug-Xyrem, and Salix Pharmaceuticals, with its strong franchise in treating intestinal disorders, provided additional value. During the reporting period, however, several stocks such as Momenta Pharmaceuticals and Isis Pharmaceuticals were down in excess of 20%. Small Cap biotech is an area which we have been strategically adding to as opportunity is provided but have noted areas where heightened expectations and valuations have prompted a more prudent approach.

Financials: We remain slightly overweight in Financials. In our view, the steep yield curve, better credit standards, declining delinquencies, and higher capital ratios support this attractively valued sector. Stock selection was slightly positive for the year (+.71%), as strong performance in Evercore Partners (+41.39%) was offset by a decline in Wisdom Tree Investments (-35%), as capital flows slowed into their highly successful international offerings.

Energy: We moved to a slight overweight in Energy, as the long-term theme of energy independence was heightened during the year with the emergence of more geopolitical risks. Stock selection added approximately 1.17% for the period, with companies executing well in the hydraulic fracturing areas of Eagle Ford & Marcellus (Carrizo Oil and Gas +65%) and Bakken (Whiting Petroleum +55.96%) along with flexible drill specialist Helmerich & Payne (+82.92%).

Industrials: Although still slightly underweight in Industrials, we continue to selectively add to the Fund’s allocation as many companies exhibiting pent-up demand (especially in aerospace and construction) show good long-term secular growth prospects. United Rentals was our largest positive contributor (+77.78%) for the year, as the company continues to capitalize on the corporate desire to rent capital assets in the high demand areas of construction and energy. Towers Watson, a beneficiary of the roll out of the Affordable Care Act, was up +40.82% during this time period. Both of these companies were key providers to this sector’s approximately 1.85% excess performance.

OUTLOOK

In spite of a dismal weather-related start to 2014, the U.S. economy seems to be improving. This trend continues to be reflected in improving leading economic indicators, expanding global Purchasing Managers’ Indices (PMIs), accelerating commercial and industrial loan growth, improving corporate earnings, and constrained budget deficits, with more political visibility and continued accommodative monetary policy. The volatility in the market reflects its self-correcting mechanism as it works off some excesses following the parabolic rise in the areas of social media, cloud computing and early-stage biotech. We believe these rotational corrections will continue versus a broad market sell-off. We believe these mini-corrections will provide opportunity in some of these high interest areas which exhibit secular growth attributes. Also, in this slow growth, low interest rate environment, we would expect an increase in mergers and acquisitions, providing continued support to smaller, faster-growth companies. While valuations are no longer cheap, we do consider the opportunities reasonable relative to growth as the economy shifts into self-sustaining trends.

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However, following a rise this year amid placid trading, you don’t have to look too far to see reasons for a potential market cooling. Already in 2014 investors have had to digest slowing growth in China, unrest in Ukraine, the gradual policy shift regarding the incredible monetary stimulus provided by the Federal Reserve and now unsettling events in the Middle East along with a mid-term U.S. election on the horizon. We continue to monitor the impact of these uncertainties, but at this point believe there are more opportunities brewing in the secular growth areas and would look to take advantage of any persistent apprehension.

Thank you for your continued confidence in the APEXcm Small/Mid Cap Growth Fund.

Sincerely,

Nitin N. Kumbhani

President and Chief Investment Officer

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-575-4800.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.apexcmfund.com or call 1-888-575-4800 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The APEXcm Small/Mid Cap Growth Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. The opinions of the Adviser with respect to those securities may change at any time.

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APEXcm SMALL/MID CAP GROWTH FUND
PERFORMANCE INFORMATION
May 31, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000
Investment in APEXcm Small/Mid Cap Growth Fund
versus the Russell 2500TM Growth Index

Average Annual Total Returns For Periods Ended May 31, 2014
	1 Year	Since Inception(b)
APEXcm Small/Mid Cap Growth Fund(a)	20.26%	25.00%
Russell 2500TM Growth Index	18.51%	22.97%

(a)	The Fund’s total return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The Fund commenced operations on June 29, 2012.

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APEXcm SMALL/MID CAP GROWTH FUND
PORTFOLIO INFORMATION
May 31, 2014 (Unaudited)

Sector Diversification

Top Ten Equity Holdings

Security Description	% of Net Assets
iShares Russell Mid-Cap Growth ETF	4.0%
iShares Russell 2000 Growth ETF	3.9%
United Rentals, Inc.	3.2%
Signet Jewelers Ltd.	3.1%
Expedia, Inc.	2.5%
IAC/InterActiveCorp	2.3%
Autoliv, Inc.	2.2%
Robert Half International, Inc.	2.2%
FleetCor Technologies, Inc.	2.2%
Wabtec Corp.	2.1%

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APEXcm SMALL/MID CAP GROWTH FUND SCHEDULE OF INVESTMENTS May 31, 2014
COMMON STOCKS — 86.6%	Shares	Value
Consumer Discretionary — 22.0%
Auto Components — 5.9%
Autoliv, Inc.	18,181	$1,927,186
Dana Holding Corp.	43,748	968,581
Gentex Corp.	27,671	800,245
Visteon Corp. *	16,826	1,533,522
		5,229,534
Hotels, Restaurants & Leisure — 1.4%
Wyndham Worldwide Corp.	17,234	1,274,110

Internet & Catalog Retail — 2.5%
Expedia, Inc.	29,639	2,172,539

Leisure Products — 1.9%
Polaris Industries, Inc.	12,810	1,651,465

Multi-line Retail — 1.0%
Dillard's, Inc. - Class A	8,068	909,667

Specialty Retail — 9.3%
AutoNation, Inc. *	21,524	1,230,527
Foot Locker, Inc.	24,357	1,173,520
PetSmart, Inc.	21,431	1,231,640
Sally Beauty Holdings, Inc. *	15,121	387,400
Signet Jewelers Ltd.	25,888	2,746,458
Williams-Sonoma, Inc.	22,262	1,489,773
		8,259,318
Energy — 5.1%
Energy Equipment & Services — 1.8%
Helmerich & Payne, Inc.	13,994	1,538,640

Oil, Gas & Consumable Fuels — 3.3%
Carrizo Oil & Gas, Inc. *	25,673	1,475,171
Whiting Petroleum Corp. *	20,337	1,461,214
		2,936,385
Financials — 9.1%
Banks — 2.8%
Cullen/Frost Bankers, Inc.	14,186	1,061,964
First Republic Bank/CA	27,440	1,395,598
		2,457,562

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APEXcm SMALL/MID CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 86.6% (Continued)	Shares	Value
Financials — 9.1% (Continued)
Capital Markets — 2.5%
Affiliated Managers Group, Inc. *	6,774	$1,277,576
Evercore Partners, Inc. - Class A	16,665	917,242
		2,194,818
Diversified Financial Services — 0.5%
Interactive Brokers Group, Inc. - Class A	17,120	394,102

Insurance — 1.4%
XL Group plc	39,230	1,273,406

Real Estate Management & Development — 1.9%
CBRE Group, Inc. - Class A *	57,552	1,717,352

Health Care — 8.7%
Biotechnology — 2.1%
Keryx Biopharmaceuticals, Inc. *	28,396	374,827
Medivation, Inc. *	9,598	699,022
Momenta Pharmaceuticals, Inc. *	23,455	290,607
United Therapeutics Corp. *	5,204	498,231
		1,862,687
Health Care Providers & Services — 2.1%
Universal Health Services, Inc. - Class B	20,476	1,834,035

Life Sciences Tools & Services — 1.9%
PAREXEL International Corp. *	15,717	792,923
WuXi PharmaTech (Cayman), Inc. - ADR *	28,444	949,176
		1,742,099
Pharmaceuticals — 2.6%
Akorn, Inc. *	33,475	936,296
Jazz Pharmaceuticals plc *	2,780	394,371
Salix Pharmaceuticals Ltd. *	8,421	960,668
		2,291,335
Industrials — 15.7%
Aerospace & Defense — 1.5%
B/E Aerospace, Inc. *	13,947	1,349,372

Electrical Equipment — 1.0%
EnerSys, Inc.	12,139	838,077

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APEXcm SMALL/MID CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 86.6% (Continued)	Shares	Value
Industrials — 15.7% (Continued)
Machinery — 4.8%
Nordson Corp.	15,495	$1,263,462
Valmont Industries, Inc.	7,417	1,149,264
Wabtec Corp.	23,309	1,835,351
		4,248,077
Professional Services — 3.8%
Robert Half International, Inc.	42,017	1,915,555
Towers Watson & Co. - Class A	13,203	1,485,470
		3,401,025
Road & Rail — 1.4%
Old Dominion Freight Line, Inc. *	19,476	1,245,685

Trading Companies & Distributors — 3.2%
United Rentals, Inc. *	27,829	2,812,120

Information Technology — 21.7%
Communications Equipment — 3.4%
Ciena Corp. *	46,621	904,447
F5 Networks, Inc. *	10,098	1,096,138
Finisar Corp. *	40,436	960,355
		2,960,940
Electronic Equipment, Instruments & Components — 2.2%
Dolby Laboratories, Inc. - Class A *	22,328	927,505
FEI Co.	12,372	1,032,443
		1,959,948
Internet Software & Services — 2.3%
IAC/InterActiveCorp	30,056	1,990,008

IT Services — 9.0%
FleetCor Technologies, Inc. *	15,103	1,909,170
Gartner, Inc. *	22,471	1,597,463
Global Payments, Inc.	18,843	1,291,876
Heartland Payment Systems, Inc.	24,859	1,030,406
InterXion Holding N.V. *	20,903	549,540
Total System Services, Inc.	53,513	1,619,303
		7,997,758
Semiconductors & Semiconductor Equipment — 0.9%
Entegris, Inc. *	69,821	800,847

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APEXcm SMALL/MID CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 86.6% (Continued)	Shares	Value
Information Technology — 21.7% (Continued)
Software — 3.9%
Informatica Corp. *	20,292	$742,484
Manhattan Associates, Inc. *	14,812	480,798
NetScout Systems, Inc. *	11,900	462,553
Rovi Corp. *	30,805	744,557
TIBCO Software, Inc. *	48,365	1,040,331
		3,470,723
Materials — 4.3%
Chemicals — 1.0%
Albemarle Corp.	12,958	896,564

Containers & Packaging — 1.3%
Silgan Holdings, Inc.	22,880	1,117,230

Metals & Mining — 0.6%
Constellium N.V. - Class A *	17,114	498,702

Paper & Forest Products — 1.4%
KapStone Paper and Packaging Corp. *	42,971	1,248,308

Total Common Stocks (Cost $66,981,905)		$76,574,438

EXCHANGE-TRADED FUNDS — 7.9%	Shares	Value
iShares Russell 2000 Growth ETF	26,842	$3,498,855
iShares Russell Mid-Cap Growth ETF	40,634	3,528,656
Total Exchange-Traded Funds (Cost $6,852,482)		$7,027,511

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APEXcm SMALL/MID CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 6.1%	Shares	Value
Fidelity Institutional Money Market Portfolio - Class I, 0.05% (a) (Cost $5,397,904)	5,397,904	$5,397,904

Total Investments at Value — 100.6% (Cost $79,232,291)		$88,999,853

Liabilities in Excess of Other Assets — (0.6%)		(523,153)

Net Assets — 100.0%		$88,476,700

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of May 31, 2014.

See accompanying notes to financial statements.

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APEXcm SMALL/MID CAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES May 31, 2014
ASSETS
Investments in securities:
At acquisition cost	$79,232,291
At value (Note 2)	$88,999,853
Dividends receivable	73,235
Receivable for capital shares sold	321,030
Other assets	14,735
Total assets	89,408,853

LIABILITIES
Payable for investment securities purchased	828,255
Payable for capital shares redeemed	20,541
Payable to Adviser (Note 4)	52,822
Payable to administrator (Note 4)	12,600
Other accrued expenses	17,935
Total liabilities	932,153

NET ASSETS	$88,476,700

NET ASSETS CONSIST OF:
Paid-in capital	$79,271,851
Accumulated net investment loss	(105,388)
Accumulated net realized losses from security transactions	(457,325)
Net unrealized appreciation on investments	9,767,562
NET ASSETS	$88,476,700

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	5,822,222

Net asset value, offering price and redemption price per share (Note 2)	$15.20

See accompanying notes to financial statements.

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APEXcm SMALL/MID CAP GROWTH FUND STATEMENT OF OPERATIONS For the Year Ended May 31, 2014
INVESTMENT INCOME
Dividend income	$330,950

EXPENSES
Investment advisory fees (Note 4)	498,727
Administration fees (Note 4)	51,863
Custody and bank service fees	40,600
Professional fees	33,058
Registration and filing fees	32,287
Fund accounting fees (Note 4)	31,746
Transfer agent fees (Note 4)	18,000
Compliance fees (Note 4)	12,000
Trustees' fees and expenses (Note 4)	8,867
Postage and supplies	5,351
Insurance expense	4,030
Other expenses	10,428
Total expenses	746,957
Less fee reductions by the Adviser (Note 4)	(223,293)
Net expenses	523,664

NET INVESTMENT LOSS	(192,714)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(197,613)
Net change in unrealized appreciation/depreciation on investments	8,704,592
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	8,506,979

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,314,265

See accompanying notes to financial statements.
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APEXcm SMALL/MID CAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended May 31, 2014	Period Ended May 31, 2013(a)
FROM OPERATIONS
Net investment income (loss)	$(192,714)	$9,832
Net realized losses from security transactions	(197,613)	(33,444)
Net change in unrealized appreciation/depreciation on investments	8,704,592	1,062,970
Net increase in net assets resulting from operations	8,314,265	1,039,358

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(19,469)
From net realized gains on investments	(226,268)	—
Decrease in net assets from distributions to shareholders	(226,268)	(19,469)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	74,662,709	12,444,893
Net asset value of shares issued in reinvestment of distributions to shareholders	162,061	19,469
Payments for shares redeemed	(7,589,046)	(431,272)
Net increase in net assets from capital share transactions	67,235,724	12,033,090

TOTAL INCREASE IN NET ASSETS	75,323,721	13,052,979

NET ASSETS
Beginning of period	13,152,979	100,000
End of period	$88,476,700	$13,152,979

ACCUMULATED NET INVESTMENT LOSS	$(105,388)	$(9,637)

CAPITAL SHARE ACTIVITY
Shares sold	5,289,946	1,060,310
Shares reinvested	10,768	1,764
Shares redeemed	(515,199)	(35,367)
Net increase in shares outstanding	4,785,515	1,026,707
Shares outstanding at beginning of period	1,036,707	10,000
Shares outstanding at end of period	5,822,222	1,036,707

(a)	Represents the period from the commencement of operations (June 29, 2012) through May 31, 2013.

See accompanying notes to financial statements.

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APEXcm SMALL/MID CAP GROWTH FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended May 31, 2014	Period Ended May 31, 2013(a)
Net asset value at beginning of period	$12.69	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.04	(b)
Net realized and unrealized gains on investments	2.60	2.72
Total from investment operations	2.57	2.76

Less distributions:
From net investment income	—	(0.07)
From net realized gains on investments	(0.06)	—
Total distributions	(0.06)	(0.07)

Net asset value at end of period	$15.20	$12.69

Total return (c)	20.26%	27.65	%(d)

Net assets at end of period (000's)	$88,477	$13,153

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.49%	4.87	%(e)

Ratio of net expenses to average net assets (f)	1.05%	1.05	%(e)

Ratio of net investment income (loss) to average net assets (f)	(0.38%)	0.26	%(e)

Portfolio turnover rate	47%	18	%(d)

(a)	Represents the period from the commencement of operations (June 29, 2012) through May 31, 2013.

(b)	Calculated using weighted average shares outstanding during the period.

(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses.

(d)	Not annualized.

(e)	Annualized.

(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

15

APEXcm SMALL/MID CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2014

1. Organization

APEXcm Small/Mid Cap Growth Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Fund commenced operations on June 29, 2012.

The investment objective of the Fund is long-term capital growth.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund’s portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sales prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. NASDAQ listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise at the most recently quoted bid price. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees of the Trust and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Factors determining portfolio investments subject to fair value determination include, but are not limited to, the following: the spread between bid and asked prices is substantial; infrequency of sales; thinness of market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

16

APEXcm SMALL/MID CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$76,574,438	$—	$—	$76,574,438
Exchange-Traded Funds	7,027,511	—	—	7,027,511
Money Market Funds	5,397,904	—	—	5,397,904
Total	$88,999,853	$—	$—	$88,999,853

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of May 31, 2014, the Fund did not have any transfers in and out of any Level. In addition, the Fund did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2014. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions – Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

17

APEXcm SMALL/MID CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended May 31, 2014 and May 31, 2013 was as follows:

Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
May 31, 2014	$212,871	$13,397	$226,268
May 31, 2013	$19,469	$—	$19,469

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

18

APEXcm SMALL/MID CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of May 31, 2014:

Tax cost of portfolio investments	$79,259,641
Gross unrealized appreciation	$11,000,673
Gross unrealized depreciation	(1,260,461)
Net unrealized appreciation	9,740,212
Qualified late year losses	(535,363)
Total accumulated earnings	$9,204,849

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

Qualified late year losses incurred after October 31, 2013 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended May 31, 2014, the Fund intends to defer $105,388 of late year ordinary losses and $429,975 of post-October capital losses to June 1, 2014 for federal income tax purposes.

For the year ended May 31, 2014, the Fund reclassified $96,963 of accumulated net investment loss against paid-in capital on its Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, had no effect on the Fund’s total net assets or net asset value per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax periods (periods ended May 31, 2013 and May 31, 2014) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the year ended May 31, 2014, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $84,948,639 and $22,501,850, respectively.

19

APEXcm SMALL/MID CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Apex Capital Management, Inc. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.00% of its average daily net assets.

The Adviser has contractually agreed, until October 1, 2017, to reduce its advisory fees and to reimburse the Fund’s operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses, extraordinary expenses, and other expenses not incurred in the ordinary course of the Fund’s business) to the extent necessary so that the Fund’s annual ordinary operating expenses do not exceed an amount equal to 1.05% of its average daily net assets. Accordingly, the Adviser reduced its advisory fees in the amount of $223,293 during the year ended May 31, 2014.

Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund’s ordinary operating expenses, at the time the repayment occurs, to exceed the expense limitation of 1.05% per annum. As of May 31, 2014, the Adviser may in the future recover advisory fee reductions and expense reimbursements totaling $368,169. The Adviser may recover a portion of this amount no later than the dates as stated below:

May 31, 2016	May 31, 2017
$144,876	$223,293

Certain officers of the Fund are also officers of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agency services to the Fund. Pursuant to servicing agreements with Ultimus, the Fund pays Ultimus fees in accordance with the agreements for its services. In addition, the Fund pays out-of-pocket expenses including but not limited to postage, supplies and costs of pricing the Fund’s portfolio securities.

DISTRIBUTION AGREEMENT

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

20

APEXcm SMALL/MID CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Certain officers of the Trust are also officers of Ultimus and/or the Distributor.

TRUSTEE COMPENSATION

Each Trustee who is not an interested person of the Trust receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement of travel and other expenses incurred in attending the meetings. Trustees affiliated with the Adviser or Ultimus are not compensated by the Trust for their services.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

21

APEXcm SMALL/MID CAP GROWTH FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
 and the Shareholders of APEXcm Small/Mid Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of the APEXcm Small/Mid Cap Growth Fund (the “Fund”), a series of shares of beneficial interest in the Ultimus Managers Trust, including the schedule of investments, as of May 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period June 29, 2012 (commencement of operations) through May 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2014 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the APEXcm Small/Mid Cap Growth Fund as of May 31, 2014, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period June 29, 2012 through May 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
 July 24, 2014

22

APEXcm SMALL/MID CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2013) and held until the end of the period (May 31, 2014).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

23

APEXcm SMALL/MID CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,054.70	$5.38
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.70	$5.29

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-575-4800, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-575-4800, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-888-575-4800. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

APEXcm SMALL/MID CAP GROWTH FUND
FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Fund during the fiscal year ended May 31, 2014. Certain dividends paid by the fund may be subject to a maximum tax rate of 23.8%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $131,431 as taxed at a maximum rate of 23.8%. Additionally, the Fund intends to designate up to a maximum amount of $13,397 as a long-term gain distribution.

As required by federal regulations, complete information was computed and reported in conjunction with your 2013 Form 1099-DIV.

25

APEXcm SMALL/MID CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Unless otherwise noted, each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012 June 2012 to October 2013	Trustee President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	7	n/a
Independent Trustees:
John C. Davis Year of Birth: 1952	Since July 2014 Since June 2012	Chairman Trustee	Consultant (government services) since May 2011; Retired Partner of PricewaterhouseCoopers LLP (1974-2010)	7	n/a
John J. Discepoli Year of Birth: 1963	Since June 2012	Trustee	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since November 2004	7	n/a
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Tax at The Standard Register Company since November 2011; Tax Partner at Deloitte Tax LLP from 1984 to 2011	7	n/a

*
Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

26

APEXcm SMALL/MID CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since October 2013 April 2013 to October 2013	President Vice President
Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); Chief Compliance Officer, The Huntington Funds (2005 to 2013), The Flex-Funds (2006 to 2011), Meeder Financial (2007 to 2011), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Nitin N. Kumbhani 8163 Old Yankee Road, Suite E Dayton, Ohio 45458 Year of Birth: 1948	Since June 2012	Principal Executive Officer of APEXcm Small/Mid Cap Growth Fund	President and Chief Investment Officer of Apex Capital Management, Inc. (1987 to present)
Michael Kalbfleisch 8163 Old Yankee Road, Suite E Dayton, Ohio 45458 Year of Birth: 1959	Since June 2012	Vice President of APEXcm Small/Mid Cap Growth Fund	Vice President and Chief Compliance Officer of Apex Capital Management, Inc. (2001 to present)
Mark J. Seger Year of Birth: 1962	Since February 2014	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)
Frank L. Newbauer Year of Birth: 1954	Since February 2012	Secretary	Assistant Vice President of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (2010 to present); Assistant Vice President of JPMorgan Chase Bank, N.A. (1999 to 2010)
Stephen L. Preston Year of Birth: 1966	Since June 2012	Chief Compliance Officer
Assistant Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Assistant Vice President of Ultimus Fund Solutions, LLC since 2011; Senior Consultant at Mainstay Capital Markets Consultants (2010 to 2011); Chief Compliance Officer at INTL Trading, Inc. (2008 to 2010).

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-575-4800.

27

APEXcm SMALL/MID CAP GROWTH FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Advisory Agreement with Apex Capital Management, Inc. (“Apex”) for an additional annual term. Approval took place at an in-person meeting held on April 21, 2014, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Apex in response to requests of the Board and counsel.

In considering the Investment Advisory Agreement and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below.

The nature, extent, and quality of the services provided by Apex. In this regard, the Board reviewed the services being provided by Apex to the Fund including, without limitation, Apex’s investment advisory services since the Fund’s inception, its compliance procedures and practices, and its efforts to promote the Fund and assist in its distribution. The Board noted that the Fund’s Principal Executive Officer is an employee of Apex and serves the Trust without additional compensation from the Fund. After reviewing the foregoing information and further information concerning Apex’s business, the Board concluded that the quality, extent, and nature of the services provided by Apex were satisfactory and adequate for the Fund.

The investment performance of the Fund and Apex. In this regard, the Board compared the performance of the Fund and the performance of its benchmark index, Morningstar category and a comparable peer group index selected by Apex (the “SMID Peer Group”). The Board also considered the consistency of Apex’s management of the Fund with the Fund’s investment objectives and policies. Following discussion of the investment performance of the Fund and the Fund’s performance relative to its Morningstar category and its SMID Peer Group, Apex’s experience in managing the Fund and separate accounts, and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services provided and profits realized by Apex from its relationship with the Fund. In this regard, the Board considered Apex’s staffing, personnel, and methods of operating; the education and experience of Apex’s personnel; Apex’s compliance policies and procedures; the financial condition of Apex and the level of commitment to the Fund and Apex by the principals of Apex; the asset level of the Fund; the overall expenses of the Fund; and the differences in fees and services provided to Apex’s other clients that may be similar to the Fund. The Board discussed the Fund’s Expense Limitation Agreement with Apex, and considered

28

APEXcm SMALL/MID CAP GROWTH FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Apex’s fee reductions and expense reimbursements with respect to the Fund. The Board further took into account Apex’s willingness to continue the Expense Limitation Agreement for the Fund until at least October 1, 2017.

The Board also considered potential benefits to Apex in managing the Fund, including promotion of Apex’s name and the potential for Apex to receive research, statistical, or other services from the Fund’s trades that may benefit Apex’s other clients. The Board compared the Fund’s advisory fee and overall expense ratio to its Morningstar category and its SMID Peer Group. The Board noted that the Fund’s advisory fee of 1.00% per annum was higher than the average advisory fee of 0.78% for its Morningstar category. The Board further noted that the overall expense ratio of 1.05% per annum (after applying the Expense Limitation Agreement) for the Fund was lower than the 1.36% average expense ratio for its Morningstar category. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee paid to Apex by the Fund is fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with Apex, including both the advisory fee and the Expense Limitation Agreement. The Board determined that, while the advisory fee remained the same at all asset levels, the shareholders of the Fund have experienced benefits from the Expense Limitation Agreement. Following further discussion of the Fund’s asset levels, expectations for growth, and level of fees, the Board determined that the Fund’s fee arrangements with Apex continue to provide benefits through the Expense Limitation Agreement and that, at the Fund’s projected asset levels for the next year, the Fund’s arrangements with Apex are fair and reasonable.

Apex’s practices regarding brokerage and portfolio transactions. In this regard, the Board considered Apex’s policies and procedures, and performance in implementing those policies and procedures, to seek best execution for the Fund. The Board also considered the historical portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with Apex; and the extent to which the Fund allocated trades to broker-dealers who provide research, statistical or other services (“soft dollars”). After further review and discussion, the Board determined that Apex’s practices regarding brokerage and portfolio transactions were satisfactory.

29

APEXcm SMALL/MID CAP GROWTH FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund, the basis of decisions to buy or sell securities for the Fund and/or Apex’s other accounts, Apex’s use of block trading and its process for allocating trades among its different clients, and the substance and administration of Apex’s code of ethics. Following further consideration and discussion, the Board found Apex’s standards and practices relating to the identification and mitigation of potential conflicts of interests to be satisfactory.

Conclusion

After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

30

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BARROW ALL-CAP CORE FUND

INSTITUTIONAL CLASS (BALIX)
INVESTOR CLASS (BALAX)

BARROW ALL-CAP LONG/SHORT FUND

INSTITUTIONAL CLASS (BFSLX)
INVESTOR CLASS (BFLSX)

Annual Report
May 31, 2014

BARROW ALL-CAP CORE FUND LETTER TO SHAREHOLDERS	July 24, 2014

Dear Shareholders,

We are pleased to report on the status and performance of the Barrow All-Cap Core Fund (the “Fund”) for the fiscal period ended 5/31/14. We believe the Fund owns a well-positioned portfolio of equity interests in excellent businesses at attractive valuations. This portfolio is highly diversified by market cap segments (large, mid, small), industry sectors, and issuers. The underlying businesses feature high returns on capital, wide operating margins, and low debt loads. Based on our estimates of intrinsic value, our portfolio’s valuation is cheap on an absolute basis and approximately 30% less expensive than the U.S. stock market as represented by the S&P 500 Index.

On 8/30/13, the Fund was reorganized as a mutual fund from a private limited partnership, which commenced operations on 12/31/08. Please refer to the Performance Information on pages 4 and 5 for a summary of Fund performance versus the S&P 500 over various periods of time since the Fund's inception.

The Fund’s long-term performance has been excellent relative to the S&P 500 TR Index. While the Fund has exceeded the total return of the S&P 500 in each of the past five calendar years by 277-431 basis points, since the beginning of the Fund’s current fiscal period on 8/30/13, the Fund has lagged the S&P 500 by 391 basis points. This is attributable to the Fund’s mid cap and small cap positions, which have underperformed the S&P 500 as have the S&P 400 Midcap and Russell 2000 indices. We are confident the Fund’s mid cap and small cap holdings will make meaningful contributions to the Fund’s performance over time, and the Fund continues to hold substantial allocations in each.

The Fund continued to implement its “go-anywhere” U.S. equities strategy, which uses a proprietary private equity approach applied across the market spectrum to uncover quality companies trading at temporary discounts to their intrinsic values. To increase our chances for success, we harness these opportunities by investing in a variety of positions diversified across market cap and industry sectors.

Over the past nine months, we uncovered 59 new opportunities, composed of 21 small caps, 21 mid caps, and 17 large caps and representing six different industry sectors. We believe all of these new additions to the Fund’s portfolio are excellent companies with strong balance sheets. They are generally using their ample free cash flow to: a) re-invest in growth opportunities at high rates of return; b) pay dividends; c) repurchase stock at attractive valuations; and/or d) retire outstanding debt.

In keeping with our practice since the beginning of 2009, over the past year the Fund’s investments were sourced by taking account of the opportunity set of all companies in our broad investment universe each time we committed capital to a new position. We think this approach allows us to uncover excellent investment opportunities that arise from temporary market inefficiencies and to gather up the most compelling investments across a wide array of industries and market caps while avoiding the destructive behavioral biases inherent in concentrated-stock and sector-specialized investing.

For the nine-month fiscal period ended 5/31/14, the three positions that contributed the most to the Fund’s return were Endo International plc, Smith & Wesson Holding Corporation, and Lorillard, Inc., which generated total returns of +71.79%, +45.16% and +52.02%, respectively, and increased the Fund’s return by 65 bps, 46 bps and 45 bps, respectively. The three worst-contributing positions were Express, Inc., Terra Nitrogen Company, L.P., and Coach, Inc. which generated total returns of -39.92%, -32.16%, and -21.41%, respectively, and reduced the Fund’s return by 44 bps, 36 bps and 26 bps, respectively.

Seven of the Fund’s holdings were announced as take-over targets over the past nine months, which was approximately 2.1x the market average.1 The control premia we have captured by virtue of holding stocks which end up being merger targets has made repeated and meaningful contributions to the Fund’s total returns, and we expect the Fund to continue to benefit from this effect going forward. We remove companies from the Fund’s portfolio soon after they are announced as take-over targets and re-invest that capital.

Over the nine-month fiscal period ending 5/31/14, the Fund’s portfolio generated a gross total return of +16.63% (excluding fees and expenses), including +21.05% for large caps, +13.96% for mid caps and +14.07% for small caps. This compares to +19.64% for the S&P 500 TR Index, +17.66% for the S&P 400 Midcap TR Index, and +13.32% for the Russell 2000 TR Index. The sectors held by the Fund with the best performance were Health Care and Energy, which generated total returns of +25.83% and +25.53%, respectively. The two sectors held by the Fund that did least well were Consumer Discretionary and Materials, which returned +0.12% and +8.21%, respectively.

Given the quality and value in the Fund’s portfolio, we remain confident in the Fund’s long-term prospects to outperform the S&P 500 Index and the overall U.S. stock market. We believe the Fund owns a diversified portfolio of quality companies with excellent business characteristics, including high return on capital, wide operating margins, low debt levels, large dividend yields and meaningful insider ownership. Furthermore, we own this portfolio of outstanding companies with a margin of safety at pricing well below intrinsic value, which we estimate holistically on an unleveraged basis with our private equity perspective, and the pricing of the overall U.S. stock market. We expect this combination of quality and value to serve us well into the future as it has in the past.

You can find more information about the Fund’s portfolio on the Barrow Funds website (www.barrowfunds.com), including our unique quarterly “consolidated look-through” report in which we compare the portfolio of the Fund with the S&P 500 Index as if they were holding companies like Berkshire Hathaway.

Sincerely,

Nicholas Chermayeff	Robert F. Greenhill, Jr.	David R. Bechtel
Co-Portfolio Manager,	Co-Portfolio Manager,	Principal,
Investment Committee	Investment Committee	Investment Committee

1
Barrow calculates the frequency of merger and acquisition (“M&A”) activity in its portfolio on a quarterly basis by dividing the cumulative number of portfolio holdings that have been announced as merger or acquisition targets by the cumulative number of unique holdings it has held in its portfolio. Barrow calculates the frequency of M&A activity in the market on a quarterly basis by dividing the cumulative number of publicly-traded U.S. common stocks that have been announced as acquisition targets per Bloomberg by the total universe of publicly-traded U.S. common stocks as identified by Bloomberg (approximately 10,000).

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-877-767-6633.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.barrowfunds.com or call 1-877-767-6633 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. The opinions of the Fund’s Adviser with respect to those securities may change at any time.

BARROW ALL-CAP CORE FUND
PERFORMANCE INFORMATION
May 31, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Barrow All-Cap Core Fund(b) versus the S&P 500® Index

	Total Return(a) For the fiscal period	Average Annual Total Returns(a) (b) For the periods ended May 31, 2014
	8/30/13 - 5/31/14	1 Year	5 Year	Since Inception (12/31/08 - 5/31/14)
Barrow All-Cap Core Fund - Institutional Class	15.73%	18.52%	19.47%	20.11%
Barrow All-Cap Core Fund - Investor Class	15.51%	n/a	n/a	n/a
S&P 500® Index	19.64%	20.45%	18.40%	17.51%

BARROW ALL-CAP CORE FUND
PERFORMANCE INFORMATION
May 31, 2014 (Unaudited) (Continued)

Comparison of Total Rates of Return with the S&P 500® Index
	Barrow All-Cap Core Fund - Institutional Class(b)	S&P 500® Index	Difference
Annual Total Rates of Return for the Calendar Years:
2009	30.10%	26.46%	3.64%
2010	18.75%	15.06%	3.69%
2011	5.50%	2.12%	3.38%
2012	18.77%	16.00%	2.77%
2013	36.69%	32.38%	4.31%

Total Return Since Inception (not annualized)	169.64%	139.53%	30.11%

(a)	The Fund’s total return does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(b)
The Barrow All-Cap Core Fund - Institutional Class (the "Fund") performance includes the performance of the Barrow Street Fund LP (the "Predecessor Private Fund"), the Fund's predecessor, for the periods before the Fund's registration statement became effective. The Predecessor Private Fund was reorganized into the Institutional Class shares of the Fund at the close of business on August 30, 2013, the date the Fund commenced operations. The Fund has been managed in the same style and by the same portfolio managers since the Predecessor Private Fund’s inception on December 31, 2008. The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Private Fund. The performance of the Predecessor Private Fund is net of management fees of 1.50% of assets but does not include the effect of a 20% performance fee which was in place until October 7, 2012. The prior performance of the Predecessor Private Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. If such restrictions had been applicable, they might have adversely affected the Predecessor Private Fund’s performance.

BARROW ALL-CAP LONG/SHORT FUND LETTER TO SHAREHOLDERS	July 24, 2014

Dear Shareholders,

We are pleased to report on the status and performance of the Barrow All-Cap Long/Short Fund (the “Fund”) for the fiscal period ended 5/31/14. We believe the Fund owns a well-positioned long portfolio of equity positions in excellent businesses at attractive valuations that feature high returns on capital, wide operating margins, and low debt loads. The Fund also sells short the common stock of companies with poor business characteristics that are trading at what we consider to be high prices. Our long and short portfolios are highly diversified by market cap segments (large, mid, small), industry sectors, and issuers.

We believe the Fund is well positioned to do well in any future market conditions, especially a bear market. In our view, the long and short portfolios are cheap and expensive, respectively, on an absolute basis and in relation to the U.S. stock market as represented by the S&P 500 Index. The Fund’s short portfolio is designed to provide a meaningful hedge against the market’s potential downside volatility.

Barrow Street launched the Fund on August 30, 2013. For the nine months ended 5/31/14, the Fund posted a total return of 4.10%, which compares to 19.64% for the S&P 500 Index and 9.16% for the HFRI Equity Hedge Index. The Fund substantially lagged the performance of the S&P 500 due to the successful implementation of its mission to hedge a significant amount of market exposure.

The Fund maintains a gross exposure of approximately 220% of its net capital with long exposure of 130%, short exposure of 90%, and net exposure of 40%. Over the nine months since the Fund’s inception, the Fund’s long portfolio generated an unleveraged gross total return of +16.63% (excluding fees and expenses), which trailed the S&P 500 by 301 basis points largely because the Fund’s mid cap and small cap positions significantly underperformed the S&P 500 along with mid and small cap indices.

The gross total return of the stocks in the Fund’s short portfolio was +15.73% (excluding fees and expenses) including substitute dividend payments, which impacted the Fund’s performance by -14.18% given the Fund’s average short exposure of -90.1%. Increasing prices of shorted securities reduce a hedged fund’s value. While the Fund’s short portfolio negatively impacted the Fund’s performance over this period, the total return of the stocks in the Fund’s short portfolio was 390 basis points less than the S&P 500 Index, which rose 19.64% including substitute dividend payments. The Fund’s all cap, large cap, mid cap and small cap short positions increased by 15.73%, 17.59%, 13.85% and 15.87%, respectively, including substitute dividend payments.

The Fund continued to implement its “go-anywhere” U.S. equities strategy, which uses a proprietary private equity approach applied across the market spectrum to uncover opportunities to: 1) purchase quality companies trading at temporary discounts to their intrinsic values; and 2) sell short the stock of lower quality companies trading at prices well above their intrinsic values. To increase our chances for success, we harness these opportunities by investing in a variety of positions diversified across market cap and industry sectors.

Over the fiscal period, we uncovered 59 new long opportunities in six industry sectors, including 21 small caps, 21 mid caps, and 17 large caps. We believe all of these new additions to the Fund’s portfolio are excellent companies with strong balance sheets. They are generally using their ample free cash flow to: a) re-invest in growth opportunities at high rates of return; b) pay dividends; c) repurchase stock at attractive valuations; and/or d) retire outstanding debt. In tandem, we initiated 219 new short positions, including 106 small caps, 51 mid caps and 62 large caps. We believe these companies are overpriced and exhibit weak quality characteristics.

In keeping with our practice, the Fund’s investments were sourced by taking account of the opportunity set of all companies in our broad investment universe each time we committed capital to a new position. We think this approach allows us to uncover excellent investment opportunities that arise from temporary market inefficiencies and to gather up the most compelling investments across a wide array of industries and market caps while avoiding the destructive behavioral biases inherent in concentrated-stock and sector-specialized investing.

The three best-contributing long positions for the period ended 5/31/14 were: Endo International plc, Smith & Wesson Holding Corporation, and Lorillard, Inc., which generated total returns of +71.79%, +45.16% and +52.02%, respectively, and increased the Fund’s return by 83 bps, 62 bps and 60 bps, respectively. The three worst-contributing long positions were Express, Inc., Terra Nitrogen Company, L.P., and Coach, Inc., which generated total returns of -39.92%, -32.16%, and -21.41%, respectively, and reduced the Fund’s return by 60 bps, 47 bps and 36 bps, respectively.

The three best-contributing short positions for the period ended 5/31/14 were: Natural Grocers by Vitamin C, Inc., Medidata Solutions, Inc., and Annie’s, Inc., which generated total returns of-46.07%, -13.53% and -28.76%, respectively, and increased the Fund’s return by 17 bps, 10 bps and 10 bps, respectively. The three worst-contributing short positions were Forest Laboratories, Inc., Pacira Pharmaceuticals, Inc., and Cadence Pharmaceuticals, Inc. which generated total returns of +122.85%, +114.27% and, +156.51% respectively, and reduced the Fund’s return by 31 bps, 22 bps and 20 bps, respectively.

Seven of the Fund’s long positions were announced as take-over targets since 8/30/13, which was approximately 2.1x the market average.1 On the short side, 21 of the Fund’s positions were announced as a take-over targets since 8/30/13, which was approximately 1.5x the market average.1

Since 8/30/13, the long portfolio generated an unleveraged gross total return of +16.63% (excluding fees and expenses), including +21.05% for large caps, +13.96% for mid caps and +14.07% for small caps. This compares to +19.64% for the S&P 500 TR Index, +17.66% for the S&P 400 Midcap TR Index, and +13.32% for the Russell 2000 TR Index. The sectors held by the Fund with the best performance were Health Care and Energy, which generated total returns of +25.83% and +25.53%, respectively. The two sectors held by the Fund that did least well were Consumer Discretionary and Materials, which returned +0.12% and +8.21%, respectively.

Over the same period, the Fund’s short portfolio generated an unleveraged gross total return of -15.73% (excluding fees and expenses), including -17.59% for large caps, -13.85% for mid caps and -15.87% for small caps. Our sectors with the best performance were Consumer Discretionary and Consumer Staples, which returned -12.82% and -13.59%, respectively. Our sectors that did least well were Materials and Energy, which generated total returns of -19.54% and -19.10%, respectively.

Given the quality and value we see in the Fund’s long portfolio and find lacking in the Fund’s short portfolio, we remain confident in the Fund’s long-term ability to produce attractive equity-like returns with less volatility than the overall market, especially during market downturns.

You can find more information about the Fund’s portfolio on the Barrow Funds website (www.barrowfunds.com), including our unique quarterly “consolidated look-through” report in which we compare the long portfolio of the Fund with the S&P 500 Index as if they were holding companies like Berkshire Hathaway.

Sincerely,

Nicholas Chermayeff	Robert F. Greenhill, Jr.	David R. Bechtel
Co-Portfolio Manager,	Co-Portfolio Manager,	Principal,
Investment Committee	Investment Committee	Investment Committee

1
Barrow calculates the frequency of merger and acquisition (“M&A”) activity in its portfolio on a quarterly basis by dividing the cumulative number of portfolio holdings that have been announced as merger or acquisition targets by the cumulative number of unique holdings it has held in its portfolio. Barrow calculates the frequency of M&A activity in the market on a quarterly basis by dividing the cumulative number of publicly-traded U.S. common stocks that have been announced as acquisition targets per Bloomberg by the total universe of publicly-traded U.S. common stocks as identified by Bloomberg (approximately 10,000).

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-877-767-6633.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.barrowfunds.com or call 1-877-767-6633 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. The opinions of the Fund’s Adviser with respect to those securities may change at any time.

BARROW ALL-CAP LONG/SHORT FUND
PERFORMANCE INFORMATION
May 31, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Barrow All-Cap Long/Short Fund versus the S&P 500® Index

Total Returns(a) For the period ended May 31, 2014
Since Inception(b)
Barrow All-Cap Long/Short Fund - Institutional Class	4.10%
Barrow All-Cap Long/Short Fund - Investor Class	3.90%
S&P 500® Index	19.64%

(a)	The Fund's total return does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(b)	The Fund commenced operations on August 30, 2013.

BARROW ALL-CAP CORE FUND
PORTFOLIO INFORMATION
May 31, 2014 (Unaudited)

Sector Diversification

Top 10 Equity Holdings

Security Description	% of Net Assets
Smith & Wesson Holding Corporation	1.4%
Deluxe Corporation	1.3%
Lorillard, Inc.	1.3%
Vector Group Ltd.	1.3%
Cardinal Health, Inc.	1.2%
Reynolds American, Inc.	1.2%
AmSurg Corporation	1.2%
Myriad Genetics, Inc.	1.2%
Northrop Grumman Corporation	1.2%
PDL BioPharma, Inc.	1.2%

BARROW ALL-CAP LONG/SHORT FUND
PORTFOLIO INFORMATION
May 31, 2014 (Unaudited)

Net Sector Exposure Diversification*

*	The net percentages are computed by taking the net dollar exposure, including short positions, and dividing by the net assets of the Fund. Consequently, the percentages will not total to 100%.

Top 10 Long Common Stocks		Top 10 Short Common Stocks
Security Description	% of Net Assets	Security Description	% of Net Assets
Smith & Wesson Holding Corporation	1.9%	WhiteWave Foods Company, (The) - Class A	0.5%
Deluxe Corporation	1.8%	Cal-Maine Foods, Inc.	0.5%
Lorillard, Inc.	1.8%	TreeHouse Foods, Inc.	0.5%
Vector Group Ltd.	1.7%	United Natural Foods, Inc.	0.5%
Cardinal Health, Inc.	1.6%	LifePoint Hospitals, Inc.	0.4%
Northrop Grumman Corporation	1.6%	Snyder's-Lance, Inc.	0.4%
Reynolds American, Inc.	1.6%	Actavis plc	0.4%
AmSurg Corporation	1.6%	Tootsie Roll Industries, Inc.	0.4%
Myriad Genetics, Inc.	1.6%	Fresh Del Monte Produce, Inc.	0.4%
PDL BioPharma, Inc.	1.6%	Boston Beer Company, Inc. - Class A	0.4%

BARROW ALL-CAP CORE FUND SCHEDULE OF INVESTMENTS May 31, 2014
COMMON STOCKS — 97.9%	Shares	Value
Consumer Discretionary — 19.2%
Automobiles — 0.2%
Thor Industries, Inc.	737	$44,220

Diversified Consumer Services — 1.2%
H&R Block, Inc. (a)	4,922	146,577
Outerwall, Inc. (a) (b)	1,321	93,434
Weight Watchers International, Inc. (a)	798	16,623
		256,634
Hotels, Restaurants & Leisure — 0.9%
International Game Technology (a)	10,864	136,343
Interval Leisure Group, Inc. (a)	3,006	61,593
		197,936
Household Durables — 0.1%
Tupperware Brands Corporation (a)	217	18,167

Leisure Products — 2.8%
LeapFrog Enterprises, Inc. (a) (b)	9,824	68,080
Smith & Wesson Holding Corporation (a) (b)	19,472	309,215
Sturm, Ruger & Company, Inc. (a)	3,741	226,780
		604,075
Media — 4.4%
Crown Media Holdings, Inc. - Class A (a) (b)	6,602	23,569
DIRECTV (a) (b)	2,695	222,176
Gannett Company, Inc. (a)	1,783	49,550
Harte-Hanks, Inc.	4,646	33,033
Interpublic Group of Companies, Inc. (a)	9,477	181,200
John Wiley & Sons, Inc. - Class A (a)	886	48,535
Meredith Corporation	47	2,113
National CineMedia, Inc. (a)	13,535	212,093
Omnicom Group, Inc.	270	19,211
Starz - Series A (b)	3,363	102,908
Time Warner, Inc.	260	18,156
Viacom, Inc. - Class B	651	55,550
		968,094
Specialty Retail — 6.9%
American Eagle Outfitters, Inc. (a)	8,076	86,655
Bed Bath & Beyond, Inc. (a) (b)	1,774	107,948
Best Buy Company, Inc.	1,004	27,771
Buckle, Inc. (The) (a)	4,712	211,333

BARROW ALL-CAP CORE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.9% (Continued)	Shares	Value
Consumer Discretionary — 19.2% (Continued)
Specialty Retail — 6.9% (Continued)
Cato Corporation (The) - Class A (a)	1,870	$53,931
Chico's FAS, Inc. (a)	126	1,910
Express, Inc. (a) (b)	12,296	155,053
Foot Locker, Inc. (a)	3,379	162,800
Francesca's Holdings Corporation (a) (b)	10,047	154,121
GameStop Corporation - Class A (a)	4,243	160,597
Gap, Inc. (The) (a)	4,445	183,267
GNC Holdings, Inc. - Class A	490	18,091
Select Comfort Corporation (a) (b)	9,392	174,128
		1,497,605
Textiles, Apparel & Luxury Goods — 2.7%
Coach, Inc. (a)	4,425	180,142
Iconix Brand Group, Inc. (a) (b)	3,913	164,111
Steven Madden Ltd. (a) (b)	6,673	212,602
Vera Bradley, Inc. (b)	764	20,590
		577,445
Consumer Staples — 16.9%
Beverages — 1.1%
Dr Pepper Snapple Group, Inc. (a)	3,501	202,008
National Beverage Corporation (a) (b)	1,770	32,780
		234,788
Food Products — 5.3%
B&G Foods, Inc. (a)	2,119	72,597
Darling Ingredients, Inc. (a) (b)	6,170	123,338
Dean Foods Company (a)	4,023	69,920
Hillshire Brands Company (The) (a)	1,056	56,263
Ingredion, Inc.	823	62,671
J & J Snack Foods Corporation	197	18,453
Kellogg Company	594	40,974
Kraft Foods Group, Inc.	1,733	103,044
Lancaster Colony Corporation (a)	2,575	229,922
Pilgrim's Pride Corporation (a) (b)	7,729	196,626
Pinnacle Foods, Inc.	732	22,919
Sanderson Farms, Inc.	943	87,237
Seaboard Corporation (b)	22	59,287
		1,143,251
Household Products — 1.2%
Energizer Holdings, Inc. (a)	1,090	126,440
Spectrum Brands Holdings, Inc.	1,597	124,359

BARROW ALL-CAP CORE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.9% (Continued)	Shares	Value
Consumer Staples — 16.9% (Continued)
Household Products — 1.2% (Continued)
WD-40 Company	254	$18,331
		269,130
Personal Products — 3.4%
Herbalife Ltd.	600	38,898
Inter Parfums, Inc. (a)	6,726	200,906
Nu Skin Enterprises, Inc. - Class A (a)	1,628	120,211
Revlon, Inc. - Class A (a) (b)	5,255	165,638
USANA Health Sciences, Inc. (a) (b)	2,942	211,559
		737,212
Tobacco — 5.9%
Altria Group, Inc. (a)	6,008	249,692
Lorillard, Inc. (a)	4,532	281,754
Philip Morris International, Inc. (a)	2,351	208,158
Reynolds American, Inc. (a)	4,336	258,556
Vector Group Ltd. (a)	13,323	278,584
		1,276,744
Energy — 11.7%
Energy Equipment & Services — 1.7%
C&J Energy Services, Inc. (a) (b)	5,194	158,988
Geospace Technologies Corporation (b)	1,527	77,450
National Oilwell Varco, Inc. (a)	1,682	137,705
		374,143
Oil, Gas & Consumable Fuels — 10.0%
Alliance Resource Partners, L.P.	199	18,099
Alon USA Energy, Inc. (a)	5,321	79,549
Alon USA Partners, L.P. (a)	11,307	220,147
BP Prudhoe Bay Royalty Trust	339	30,764
Chevron Corporation (a)	168	20,629
CVR Energy, Inc. (a)	1,954	91,955
CVR Refining, L.P. (a)	7,247	194,002
Delek US Holdings, Inc. (a)	3,930	122,105
Green Plains, Inc.	700	20,454
HollyFrontier Corporation (a)	4,847	238,715
Marathon Oil Corporation (a)	5,761	211,198
Marathon Petroleum Corporation (a)	2,586	231,163
Northern Tier Energy, L.P. (a)	8,817	245,906
Phillips 66 (a)	1,484	125,828
Renewable Energy Group, Inc. (a) (b)	4,105	40,598
Tesoro Corporation (a)	618	34,732
VAALCO, Inc. (b)	2,075	13,488

BARROW ALL-CAP CORE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.9% (Continued)	Shares	Value
Energy — 11.7% (Continued)
Oil, Gas & Consumable Fuels — 10.0% (Continued)
Valero Energy Corporation	330	$18,497
Western Refining, Inc. (a)	5,373	220,400
		2,178,229
Health Care — 20.3%
Biotechnology — 3.5%
Myriad Genetics, Inc. (a) (b)	7,700	255,332
PDL BioPharma, Inc. (a)	26,808	251,191
Spectrum Pharmaceuticals, Inc. (a) (b)	6,608	51,476
United Therapeutics Corporation (a) (b)	2,112	202,203
		760,202
Health Care Equipment & Supplies — 2.8%
Abbott Laboratories (a)	467	18,685
Align Technology, Inc. (b)	251	13,707
C.R. Bard, Inc. (a)	158	23,370
CareFusion Corporation (b)	498	21,379
Globus Medical, Inc. - Class A (a) (b)	10,214	246,974
ICU Medical, Inc. (b)	208	12,495
Medtronic, Inc. (a)	3,561	217,328
Meridian Bioscience, Inc.	636	12,981
Sirona Dental Systems, Inc. (b)	169	12,712
Thoratec Corporation (b)	884	29,278
		608,909
Health Care Providers & Services — 11.3%
AmerisourceBergen Corporation (a)	1,510	110,502
AMN Healthcare Services, Inc. (a) (b)	8,510	95,312
AmSurg Corporation (a) (b)	5,647	255,696
Bio-Reference Laboratories, Inc. (a) (b)	7,380	197,489
Cardinal Health, Inc. (a)	3,712	262,178
Chemed Corporation (a)	2,600	229,008
HealthSouth Corporation (a)	5,784	203,134
Laboratory Corporation of America Holdings (a) (b)	2,247	230,497
MEDNAX, Inc. (a) (b)	3,060	176,348
Owens & Minor, Inc.	367	12,728
Patterson Companies, Inc. (a)	3,382	132,439
PharMerica Corporation (b)	2,494	67,687
Quest Diagnostics, Inc. (a)	3,810	228,181
Select Medical Holdings Corporation	6,211	94,097
VCA, Inc. (a) (b)	4,593	154,554
		2,449,850

BARROW ALL-CAP CORE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.9% (Continued)	Shares	Value
Health Care — 20.3% (Continued)
Health Care Technology — 0.1%
Computer Programs & Systems, Inc.	538	$34,206
Quality Systems, Inc. (a)	125	1,946
		36,152
Pharmaceuticals — 2.6%
AbbVie, Inc.	335	18,201
Auxilium Pharmaceuticals, Inc. (a) (b)	2,104	47,087
Eli Lilly & Company	1,182	70,754
Endo International plc (a) (b)	2,193	154,804
Pfizer, Inc. (a)	2,439	72,268
Prestige Brands Holdings, Inc. (a) (b)	5,838	199,660
		562,774
Industrials — 19.8%
Aerospace & Defense — 4.9%
Alliant Techsystems, Inc. (a)	414	52,284
Cubic Corporation (a)	1,824	88,738
Engility Holdings, Inc. (a) (b)	3,938	152,204
Exelis, Inc. (a)	13,841	236,404
National Presto Industries, Inc. (a)	706	49,695
Northrop Grumman Corporation (a)	2,097	254,890
Raytheon Company (a)	2,440	238,071
		1,072,286
Commercial Services & Supplies — 3.3%
ADT Corporation (The)	1,760	56,672
Avery Dennison Corporation	742	37,619
Deluxe Corporation (a)	5,036	282,469
Performant Financial Corporation (a) (b)	12,187	115,655
Pitney Bowes, Inc. (a)	8,420	232,645
		725,060
Construction & Engineering — 0.8%
Fluor Corporation	718	53,907
KBR, Inc. (a)	4,726	114,795
		168,702
Electrical Equipment — 0.8%
Babcock & Wilcox Company (The)	1,962	63,412
Brady Corporation - Class A	680	18,448
Emerson Electric Company (a)	1,486	99,161
		181,021

BARROW ALL-CAP CORE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.9% (Continued)	Shares	Value
Industrials — 19.8% (Continued)
Machinery — 5.1%
American Railcar Industries, Inc.	986	$64,386
Crane Company (a)	865	64,105
Deere & Company (a)	1,744	159,001
Dover Corporation	230	20,051
Joy Global, Inc. (a)	3,082	176,136
Lindsay Corporation (a)	2,514	211,905
Oshkosh Corporation (a)	2,300	124,315
PACCAR, Inc. (a)	959	60,762
Valmont Industries, Inc. (a)	1,406	217,860
		1,098,521
Professional Services — 4.6%
Dun & Bradstreet Corporation (The) (a)	2,189	226,014
Exponent, Inc. (a)	300	21,219
FTI Consulting, Inc. (a) (b)	1,994	64,346
Huron Consulting Group, Inc. (a) (b)	1,360	92,317
Insperity, Inc.	1,824	58,404
Korn/Ferry International (a) (b)	949	28,821
Navigant Consulting, Inc. (a) (b)	11,175	188,075
Resources Connection, Inc. (a)	4,264	52,874
Robert Half International, Inc. (a)	1,018	46,411
RPX Corporation (a) (b)	13,228	214,955
		993,436
Road & Rail — 0.2%
Landstar System, Inc. (a)	634	41,166

Trading Companies & Distributors — 0.1%
United Rentals, Inc. (b)	197	19,907

Materials — 10.0%
Chemicals — 7.4%
American Vanguard Corporation	866	13,180
CF Industries Holdings, Inc. (a)	1,021	248,419
Eastman Chemical Company	847	74,756
Ferro Corporation (b)	1,492	19,098
FutureFuel Corporation (a)	9,860	169,395
Innospec, Inc. (a)	1,210	51,026
Koppers Holdings, Inc. (a)	1,362	49,495
LyondellBasell Industries N.V. - Class A	496	49,387
NewMarket Corporation (a)	602	235,689
Olin Corporation (a)	7,832	213,422

BARROW ALL-CAP CORE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.9% (Continued)	Shares	Value
Materials — 10.0% (Continued)
Chemicals — 7.4% (Continued)
PetroLogistics, L.P. (a)	10,465	$150,801
Rentech Nitrogen Partners, L.P. (a)	1,650	26,862
Scotts Miracle-Gro Company (The) - Class A	619	37,109
Terra Nitrogen Company, L.P. (a)	1,309	181,820
Westlake Chemical Corporation	1,266	102,356
		1,622,815
Containers & Packaging — 1.7%
Crown Holdings, Inc. (b)	1,217	59,450
Gold Resource Corporation (a)	3,715	16,272
Kaiser Aluminum Corporation (a)	1,628	111,469
Reliance Steel & Aluminum Company (a)	267	19,211
Southern Copper Corporation (a)	5,414	160,904
		367,306
Paper & Forest Products — 0.9%
Louisiana-Pacific Corporation (a) (b)	6,669	94,700
Schweitzer-Mauduit International, Inc. (a)	2,293	95,572
		190,272

Total Common Stocks (Cost $18,447,801)		$21,276,052

MONEY MARKET FUNDS — 2.0%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (c) (Cost $439,876)	439,876	$439,876

Total Investments at Value — 99.9% (Cost $18,887,677)		$21,715,928

Other Assets in Excess of Liabilities — 0.1%		23,238

Net Assets — 100.0%		$21,739,166

(a)	All or a portion of the shares have been pledged as collateral for the bank line of credit (Note 5).

(b)	Non-income producing security.

(c)	The rate shown is the 7-day effective yield as of May 31, 2014.

See accompanying notes to financial statements.

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF INVESTMENTS May 31, 2014
COMMON STOCKS — 131.0%	Shares	Value
Consumer Discretionary — 25.9%
Automobiles — 0.3%
Thor Industries, Inc. (a)	202	$12,120

Diversified Consumer Services — 1.6%
H&R Block, Inc. (a)	1,319	39,280
Outerwall, Inc. (a) (b)	356	25,180
Weight Watchers International, Inc. (a)	219	4,561
		69,021
Hotels, Restaurants & Leisure — 1.2%
International Game Technology (a)	2,958	37,123
Interval Leisure Group, Inc. (a)	816	16,720
		53,843
Household Durables — 0.1%
Tupperware Brands Corporation (a)	57	4,772

Leisure Products — 3.8%
LeapFrog Enterprises, Inc. (a) (b)	2,692	18,655
Smith & Wesson Holding Corporation (a) (b)	5,312	84,355
Sturm, Ruger & Company, Inc. (a)	1,018	61,711
		164,721
Media — 6.0%
Crown Media Holdings, Inc. - Class A (a) (b)	1,796	6,412
DIRECTV (a) (b)	741	61,088
Gannett Company, Inc. (a)	489	13,589
Harte-Hanks, Inc.	1,272	9,044
Interpublic Group of Companies, Inc. (a)	2,578	49,291
John Wiley & Sons, Inc. - Class A (a)	238	13,038
Meredith Corporation (a)	9	405
National CineMedia, Inc. (a)	3,686	57,759
Omnicom Group, Inc.	73	5,194
Starz - Series A (a) (b)	915	27,999
Time Warner, Inc.	70	4,888
Viacom, Inc. - Class B	175	14,933
		263,640
Specialty Retail — 9.3%
American Eagle Outfitters, Inc. (a)	2,212	23,735
Bed Bath & Beyond, Inc. (a) (b)	485	29,512
Best Buy Company, Inc.	271	7,496
Buckle, Inc. (The) (a)	1,289	57,812

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 131.0% (Continued)	Shares	Value
Consumer Discretionary — 25.9% (Continued)
Specialty Retail — 9.3% (Continued)
Cato Corporation (The) - Class A (a)	510	$14,708
Chico's FAS, Inc. (a)	34	516
Express, Inc. (a) (b)	3,346	42,193
Foot Locker, Inc. (a)	923	44,470
Francesca's Holdings Corporation (a) (b)	2,742	42,062
GameStop Corporation - Class A (a)	1,156	43,755
Gap, Inc. (The) (a)	1,217	50,177
GNC Holdings, Inc. - Class A	133	4,910
Select Comfort Corporation (a) (b)	2,559	47,444
		408,790
Textiles, Apparel & Luxury Goods — 3.6%
Coach, Inc. (a)	1,207	49,137
Iconix Brand Group, Inc. (a) (b)	1,068	44,792
Steven Madden Ltd. (a) (b)	1,820	57,985
Vera Bradley, Inc. (a) (b)	207	5,579
		157,493
Consumer Staples — 22.0%
Beverages — 1.4%
Brown-Forman Corporation - Class B (a)	2	185
Dr Pepper Snapple Group, Inc. (a)	955	55,104
National Beverage Corporation (a) (b)	479	8,871
		64,160
Food Products — 6.4%
B&G Foods, Inc. (a)	578	19,802
Darling International, Inc. (a) (b)	1,503	30,045
Dean Foods Company (a)	889	15,451
Hillshire Brands Company (The) (a)	288	15,345
Ingredion, Inc. (a)	215	16,372
J & J Snack Foods Corporation	53	4,964
Kellogg Company	28	1,931
Kraft Foods Group, Inc. (a)	473	28,125
Lancaster Colony Corporation (a)	702	62,682
Pilgrim's Pride Corporation (a) (b)	2,001	50,905
Pinnacle Foods, Inc.	202	6,325
Sanderson Farms, Inc.	221	20,445
Seaboard Corporation (a) (b)	3	8,085
		280,477
Household Products — 1.7%
Energizer Holdings, Inc. (a)	296	34,336
Spectrum Brands Holdings, Inc. (a)	436	33,951

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 131.0% (Continued)	Shares	Value
Consumer Staples — 22.0% (Continued)
Household Products — 1.7% (Continued)
WD-40 Company	69	$4,980
		73,267
Personal Products — 4.6%
Herbalife Ltd.	162	10,502
Inter Parfums, Inc. (a)	1,836	54,841
Nu Skin Enterprises, Inc. - Class A (a)	439	32,416
Revlon, Inc. - Class A (a) (b)	1,438	45,326
USANA Health Sciences, Inc. (a) (b)	801	57,600
		200,685
Tobacco — 7.9%
Altria Group, Inc. (a)	1,637	68,034
Lorillard, Inc. (a)	1,235	76,780
Philip Morris International, Inc. (a)	639	56,577
Reynolds American, Inc. (a)	1,180	70,363
Vector Group Ltd. (a)	3,634	75,987
		347,741
Energy — 15.9%
Energy Equipment & Services — 2.3%
C&J Energy Services, Inc. (a) (b)	1,418	43,405
Geospace Technologies Corporation (a) (b)	416	21,100
National Oilwell Varco, Inc. (a)	459	37,578
		102,083
Oil, Gas & Consumable Fuels — 13.6%
Alliance Resource Partners, L.P.	54	4,911
Alon USA Energy, Inc.(a)	1,428	21,349
Alon USA Partners, L.P. (a)	3,091	60,182
BP Prudhoe Bay Royalty Trust	92	8,349
Chevron Corporation (a)	48	5,894
CVR Energy, Inc. (a)	529	24,895
CVR Refining, L.P. (a)	1,981	53,031
Delek US Holdings, Inc. (a)	1,071	33,276
Green Plains, Inc.	190	5,552
HollyFrontier Corporation (a)	1,319	64,961
Marathon Oil Corporation (a)	1,574	57,703
Marathon Petroleum Corporation (a)	703	62,841
Northern Tier Energy, L.P. (a)	2,408	67,159
Phillips 66 (a)	403	34,170
Renewable Energy Group, Inc. (a) (b)	1,121	11,087
Tesoro Corporation (a)	170	9,554
VAALCO Energy, Inc. (b)	562	3,653

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 131.0% (Continued)	Shares	Value
Energy — 15.9% (Continued)
Oil, Gas & Consumable Fuels — 13.6% (Continued)
Valero Energy Corporation	89	$4,988
Western Refining, Inc. (a)	1,472	60,381
		593,936
Financials — 0.0%
Insurance — 0.0%
Gerova Financial Group Ltd. (a) (b) (c)	2	—

Health Care — 27.3%
Biotechnology — 4.7%
Myriad Genetics, Inc. (a) (b)	2,104	69,769
PDL BioPharma, Inc. (a)	7,309	68,485
Spectrum Pharmaceuticals, Inc. (a) (b)	1,694	13,196
United Therapeutics Corporation (a) (b)	580	55,529
		206,979
Health Care Equipment & Supplies — 3.7%
Align Technology, Inc. (b)	70	3,823
C.R. Bard, Inc. (a)	43	6,360
CareFusion Corporation (a) (b)	136	5,839
Globus Medical, Inc. - Class A (a) (b)	2,788	67,414
ICU Medical, Inc. (b)	57	3,424
Medtronic, Inc. (a)	971	59,260
Meridian Bioscience, Inc.	173	3,531
Sirona Dental Systems, Inc. (b)	43	3,234
Thoratec Corporation (b)	242	8,015
		160,900
Health Care Providers & Services — 15.2%
AmerisourceBergen Corporation (a)	370	27,076
AMN Healthcare Services, Inc. (a) (b)	2,314	25,917
AmSurg Corporation (a) (b)	1,542	69,822
Bio-Reference Laboratories, Inc. (a) (b)	2,014	53,895
Cardinal Health, Inc. (a)	1,010	71,336
Chemed Corporation (a)	710	62,537
HealthSouth Corporation (a)	1,580	55,490
Laboratory Corporation of America Holdings (a) (b)	615	63,087
MEDNAX, Inc. (a) (b)	838	48,294
Owens & Minor, Inc.	95	3,295
Patterson Companies, Inc. (a)	926	36,262
PharMerica Corporation (a) (b)	685	18,591
Quest Diagnostics, Inc. (a)	1,042	62,405
Select Medical Holdings Corporation (a)	1,687	25,558

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 131.0% (Continued)	Shares	Value
Health Care — 27.3% (Continued)
Health Care Providers & Services — 15.2% (Continued)
VCA Antech, Inc. (a) (b)	1,253	$42,163
		665,728
Health Care Technology — 0.2%
Computer Programs & Systems, Inc. (a)	145	9,219
Quality Systems, Inc. (a)	34	530
		9,749
Pharmaceuticals — 3.5%
AbbVie, Inc.	89	4,835
Auxilium Pharmaceuticals, Inc. (a) (b)	504	11,280
Eli Lilly & Company (a)	324	19,395
Endo International plc (a) (b)	599	42,283
Pfizer, Inc. (a)	662	19,615
Prestige Brands Holdings, Inc. (a) (b)	1,596	54,583
		151,991
Industrials — 26.7%
Aerospace & Defense — 6.7%
Alliant Techsystems, Inc. (a)	112	14,145
Cubic Corporation (a)	487	23,693
Engility Holdings, Inc. (a) (b)	1,077	41,626
Exelis, Inc. (a)	3,775	64,477
National Presto Industries, Inc. (a)	192	13,515
Northrop Grumman Corporation (a)	580	70,499
Raytheon Company (a)	671	65,469
		293,424
Commercial Services & Supplies — 4.5%
ADT Corporation (The)	477	15,359
Avery Dennison Corporation	201	10,191
Deluxe Corporation (a)	1,373	77,012
Performant Financial Corporation (a) (b)	3,333	31,630
Pitney Bowes, Inc. (a)	2,299	63,521
		197,713
Construction & Engineering — 1.0%
Fluor Corporation	194	14,566
KBR, Inc. (a)	1,284	31,188
		45,754
Electrical Equipment — 1.1%
Babcock & Wilcox Company (The)	473	15,287
Brady Corporation - Class A (a)	189	5,128
Emerson Electric Company (a)	410	27,359
		47,774

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 131.0% (Continued)	Shares	Value
Industrials — 26.7% (Continued)
Machinery — 6.8%
American Railcar Industries, Inc. (a)	268	$17,500
Crane Company (a)	237	17,564
Deere & Company (a)	479	43,670
Dover Corporation	63	5,492
Joy Global, Inc. (a)	843	48,178
Lindsay Corporation (a)	685	57,739
Oshkosh Corporation (a)	628	33,943
PACCAR, Inc. (a)	260	16,474
Valmont Industries, Inc. (a)	381	59,036
		299,596
Professional Services — 6.2%
Dun & Bradstreet Corporation (The) (a)	603	62,260
Exponent, Inc. (a)	83	5,871
FTI Consulting, Inc. (a) (b)	540	17,426
Huron Consulting Group, Inc. (a) (b)	371	25,183
Insperity, Inc. (a)	494	15,818
Korn/Ferry International (a) (b)	259	7,866
Navigant Consulting, Inc. (a) (b)	3,045	51,247
Resources Connection, Inc. (a)	1,168	14,483
Robert Half International, Inc. (a)	275	12,537
RPX Corporation (a) (b)	3,611	58,679
		271,370
Road & Rail — 0.3%
Landstar System, Inc. (a)	171	11,103

Trading Companies & Distributors — 0.1%
United Rentals, Inc. (b)	53	5,356

Materials — 13.2%
Chemicals — 9.8%
American Vanguard Corporation	233	3,546
CF Industries Holdings, Inc. (a)	273	66,424
Eastman Chemical Company	219	19,329
Ferro Corporation (b)	109	1,395
FutureFuel Corporation (a)	2,691	46,231
Innospec, Inc. (a)	334	14,085
Koppers Holdings, Inc. (a)	368	13,373
LyondellBasell Industries N.V. - Class A (a)	133	13,243
NewMarket Corporation (a)	159	62,250
Olin Corporation (a)	2,137	58,233

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 131.0% (Continued)	Shares	Value
Materials — 13.2% (Continued)
Chemicals — 9.8% (Continued)
PetroLogistics, L.P. (a)	2,843	$40,968
Rentech Nitrogen Partners, L.P. (a)	454	7,391
Scotts Miracle-Gro Company (The) - Class A	146	8,753
Terra Nitrogen Company, L.P. (a)	353	49,032
Westlake Chemical Corporation (a)	346	27,974
		432,227
Containers & Packaging — 0.4%
Crown Holdings, Inc. (b)	329	16,071

Metals & Mining — 1.8%
Gold Resource Corporation (a)	1,013	4,437
Kaiser Aluminum Corporation (a)	446	30,538
Reliance Steel & Aluminum Company (a)	7	504
Southern Copper Corporation (a)	1,484	44,104
		79,583
Paper & Forest Products — 1.2%
Louisiana-Pacific Corporation (a) (b)	1,774	25,191
Schweitzer-Mauduit International, Inc. (a)	623	25,966
		51,157

Total Common Stocks (Cost $5,403,900)		$5,743,224

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 0.5%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (d) (Cost $22,705)	22,705	$22,705

Total Investments at Value — 131.5% (Cost $5,426,605)		$5,765,929

Liabilities in Excess of Other Assets — (31.5%)		(1,379,659	)(e)

Net Assets — 100.0%		$4,386,270

(a)	All or a portion of the shares have been committed as collateral for open short positions and any outstanding borrowings for investment purposes (Note 2).

(b)	Non-income producing security.

(c)
Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities is $0 at May 31, 2014, representing 0.0% of net assets (Note 2).

(d)	The rate shown is the 7-day effective yield as of May 31, 2014.

(e)	Includes cash held as margin deposits for open short positions.

See accompanying notes to financial statements.

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF SECURITIES SOLD SHORT May 31, 2014
COMMON STOCKS — 91.4%	Shares	Value
Consumer Discretionary — 19.2%
Auto Components — 1.2%
Allison Transmission Holdings, Inc.	206	$6,380
BorgWarner, Inc.	96	6,038
Dorman Products, Inc.	12	638
Drew Industries, Inc.	12	582
Federal Mogul Holdings Corporation	154	2,555
Gentherm, Inc.	270	11,105
Goodyear Tire & Rubber Company (The)	130	3,428
Johnson Controls, Inc.	54	2,611
Modine Manufacturing Company	479	7,314
Superior Industries International, Inc.	169	3,363
Visteon Corporation	77	7,018
		51,032
Automobiles — 0.4%
General Motors Company	129	4,461
Harley-Davidson, Inc.	81	5,770
Tesla Motors, Inc.	31	6,441
Winnebago Industries, Inc.	104	2,575
		19,247
Distributors — 0.4%
Core-Mark Holding Company, Inc.	90	7,441
LKQ Corporation	178	4,938
Pool Corporation	80	4,618
		16,997
Diversified Consumer Services — 0.7%
Graham Holdings Company - Class B	4	2,708
Hillenbrand, Inc.	221	6,694
LifeLock, Inc.	377	4,230
Matthews International Corporation - Class A	102	4,182
Regis Corporation	447	6,151
Service Corporation International	111	2,222
Sotheby's	112	4,422
		30,609
Hotels, Restaurants & Leisure — 5.5%
Aramark	15	396
Bally Technologies, Inc.	15	885
Biglari Holdings, Inc.	18	7,592
BJ's Restaurants, Inc.	214	6,760
Bloomin' Brands, Inc.	287	5,981

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 91.4% (Continued)	Shares	Value
Consumer Discretionary — 19.2% (Continued)
Hotels, Restaurants & Leisure — 5.5% (Continued)
Bob Evans Farms, Inc.	134	$5,986
Brinker International, Inc.	45	2,234
Buffalo Wild Wings, Inc.	55	7,948
Burger King Worldwide, Inc.	235	6,037
Carnival Corporation	143	5,724
Cedar Fair, L.P.	134	6,972
Cheesecake Factory, Inc. (The)	137	6,284
Chipotle Mexican Grill, Inc.	10	5,471
Churchill Downs, Inc.	71	6,118
Chuy's Holdings, Inc.	174	5,685
Cracker Barrel Old Country Store, Inc.	54	5,430
Darden Restaurants, Inc.	108	5,413
Del Frisco's Restaurant Group, Inc.	141	3,808
Diamond Resorts International, Inc.	58	1,116
Dunkin' Brands Group, Inc.	82	3,670
Fiesta Restaurant Group, Inc.	157	6,322
Hyatt Hotels Corporation - Class A	107	6,544
Ignite Restaurant Group, Inc.	54	829
International Speedway Corporation - Class A	193	6,000
Jack in the Box, Inc.	133	7,678
Krispy Kreme Doughnuts, Inc.	301	5,671
Las Vegas Sands Corporation	81	6,198
Life Time Fitness, Inc.	127	6,756
Marcus Corporation (The)	28	470
Marriott International, Inc. - Class A	86	5,299
Marriott Vacations Worldwide Corporation	64	3,626
MGM Resorts International	128	3,296
Norwegian Cruise Line Holdings Ltd.	133	4,489
Panera Bread Company - Class A	4	615
Papa John's International, Inc.	56	2,429
Penn National Gaming, Inc.	48	560
Red Robin Gourmet Burgers, Inc.	99	7,136
Royal Caribbean Cruises Ltd.	87	4,810
Ruby Tuesday, Inc.	315	2,479
Scientific Games Corporation - Class A	65	582
SeaWorld Entertainment, Inc.	112	3,418
Six Flags Entertainment Corporation	174	7,040
Sonic Corporation	245	5,096
Speedway Motorsports, Inc.	172	3,173
Starbucks Corporation	70	5,127

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 91.4% (Continued)	Shares	Value
Consumer Discretionary — 19.2% (Continued)
Hotels, Restaurants & Leisure — 5.5% (Continued)
Starwood Hotels & Resorts Worldwide, Inc.	73	$5,829
Texas Roadhouse, Inc.	124	3,135
Vail Resorts, Inc.	105	7,318
Wendy's Company (The)	897	7,355
Wyndham Worldwide Corporation	7	518
Wynn Resorts Ltd.	30	6,449
Yum! Brands, Inc.	60	4,639
		240,396
Household Durables — 2.6%
Cavco Industries, Inc.	71	5,451
D.R. Horton, Inc.	229	5,423
Ethan Allen Interiors, Inc.	186	4,360
Harman International Industries, Inc.	81	8,507
iRobot Corporation	145	5,123
Jarden Corporation	101	5,715
La-Z-Boy, Inc.	96	2,344
Leggett & Platt, Inc.	136	4,613
Lennar Corporation - Class A	130	5,317
Libbey, Inc.	46	1,240
M/I Homes, Inc.	258	5,885
MDC Holdings, Inc.	222	6,351
Meritage Homes Corporation	122	4,893
Mohawk Industries, Inc.	42	5,698
Newell Rubbermaid, Inc.	18	527
PulteGroup, Inc.	236	4,616
Ryland Group, Inc. (The)	157	5,919
Standard Pacific Corporation	887	7,123
Stanley Black & Decker, Inc.	36	3,146
Taylor Morrison Home Corporation - Class A	156	3,323
Tempur Sealy International, Inc.	139	7,639
Toll Brothers, Inc.	148	5,361
TRI Pointe Homes, Inc.	30	457
Universal Electronics, Inc.	130	5,912
WCI Communities, Inc.	51	945
		115,888
Internet & Catalog Retail — 1.0%
Amazon.com, Inc.	16	5,001
Coupons.com, Inc.	27	697
Groupon, Inc.	625	3,675
HomeAway, Inc.	186	5,729

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 91.4% (Continued)	Shares	Value
Consumer Discretionary — 19.2% (Continued)
Internet & Catalog Retail — 1.0% (Continued)
Liberty Interactive Corporation - Series A	161	$4,690
NetFlix, Inc.	12	5,014
NutriSystem, Inc.	138	2,277
Orbitz Worldwide, Inc.	344	2,556
RetailMeNot, Inc.	24	612
Shutterfly, Inc.	136	5,595
TripAdvisor, Inc.	60	5,830
		41,676
Leisure Products — 0.3%
Callaway Golf Company	878	7,041
Hasbro, Inc.	40	2,148
Mattel, Inc.	30	1,165
Polaris Industries, Inc.	3	387
		10,741
Media — 1.8%
Carmike Cinemas, Inc.	15	516
CBS Corporation - Class B	7	417
CBS Outdoor Americas, Inc.	32	1,039
Charter Communications, Inc. - Class A	22	3,149
Discovery Communications, Inc.	8	616
DISH Network Corporation - Class A	78	4,576
DreamWorks Animation SKG, Inc. - Class A	202	5,672
E.W. Scripps Company - Class A	247	4,821
Lamar Advertising Company - Class A	147	7,253
Liberty Media Corporation - Class A	9	1,144
Lions Gate Entertainment Corporation	34	888
Live Nation, Inc.	386	9,156
Madison Square Garden Company (The) - Class A	112	6,143
New York Times Company (The) - Class A	119	1,768
News Corporation - Class A	33	563
Nexstar Broadcasting Group, Inc. - Class A	141	6,551
Regal Entertainment Group - Class A	148	2,888
Rentrak Corporation	56	2,894
Scholastic Corporation	171	5,452
SFX Entertainment, Inc.	95	695
Sirius XM Holdings, Inc.	1,462	4,795
Tribune Company	5	396
Twenty-First Century Fox, Inc.	12	425
Walt Disney Company (The)	34	2,856

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 91.4% (Continued)	Shares	Value
Consumer Discretionary — 19.2% (Continued)
Media — 1.8% (Continued)
World Wrestling Entertainment, Inc. - Class A	481	$5,426
		80,099
Multiline Retail — 0.5%
Big Lots, Inc.	25	1,061
Burlington Stores, Inc.	46	1,307
Family Dollar Stores, Inc.	28	1,641
Fred's, Inc. - Class A	373	5,696
Kohl's Corporation	32	1,742
Target Corporation	75	4,257
Tuesday Morning Corporation	487	7,870
		23,574
Specialty Retail — 3.0%
Abercrombie & Fitch Company - Class A	96	3,649
Aéropostale, Inc.	636	2,487
Asbury Automotive Group, Inc.	18	1,163
AutoNation, Inc.	108	6,174
Barnes & Noble, Inc.	432	7,836
bebe stores, inc.	670	2,747
Big 5 Sporting Goods Corporation	22	255
Cabela's, Inc.	100	6,123
CarMax, Inc.	107	4,741
Children's Place Retail Stores, Inc. (The)	7	339
Conn's, Inc.	80	3,731
CST Brands, Inc.	15	496
Dick's Sporting Goods, Inc.	18	800
Five Below, Inc.	158	5,720
Group 1 Automotive, Inc.	15	1,207
Haverty Furniture Companies, Inc.	106	2,653
Home Depot, Inc. (The)	28	2,246
Lithia Motors, Inc. - Class A	98	7,686
Lowe's Companies, Inc.	110	5,179
Lumber Liquidators Holdings, Inc.	57	4,428
Men's Wearhouse, Inc. (The)	47	2,340
Monro Muffler Brake, Inc.	124	6,697
Office Depot, Inc.	1,472	7,537
O'Reilly Automotive, Inc.	19	2,811
Penske Automotive Group, Inc.	138	6,420
Pep Boys - Manny Moe & Jack (The)	569	5,798
Restoration Hardware Holdings, Inc.	73	4,853
Stage Stores, Inc.	305	5,603

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 91.4% (Continued)	Shares	Value
Consumer Discretionary — 19.2% (Continued)
Specialty Retail — 3.0% (Continued)
Stein Mart, Inc.	112	$1,514
Systemax, Inc.	31	496
Tiffany & Company	58	5,766
Tile Shop Holdings, Inc. (The)	143	2,134
Tractor Supply Company	82	5,332
Ulta Salon Cosmetics & Fragrance, Inc.	53	4,500
Urban Outfitters, Inc.	11	369
Williams-Sonoma, Inc.	13	870
		132,700
Textiles, Apparel & Luxury Goods — 1.8%
Columbia Sportswear Company	96	8,023
CROCS, Inc.	33	493
Deckers Outdoor Corporation	38	2,937
Hanesbrands, Inc.	74	6,277
Kate Spade & Company	250	9,103
Movado Group, Inc.	75	2,872
NIKE, Inc. - Class B	65	4,999
Oxford Industries, Inc.	35	2,238
PVH Corporation	40	5,265
Quiksilver, Inc.	944	5,607
Skechers U.S.A., Inc. - Class A	204	9,078
Under Armour, Inc. - Class A	120	6,095
Unifi, Inc.	122	2,840
VF Corporation	65	4,096
Vince Holding Corporation	133	3,696
Wolverine World Wide, Inc.	183	4,734
		78,353
Consumer Staples — 14.5%
Beverages — 2.2%
Boston Beer Company, Inc. - Class A	84	18,010
Brown-Forman Corporation - Class B	150	13,900
Coca-Cola Bottling Company Consolidated	207	15,579
Coca-Cola Company (The)	70	2,864
Coca-Cola Enterprises, Inc.	300	13,692
Constellation Brands, Inc. - Class A	190	15,985
Molson Coors Brewing Company - Class B	234	15,381
Monster Beverage Corporation	13	902
Pepsico, Inc.	11	972
		97,285

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 91.4% (Continued)	Shares	Value
Consumer Staples — 14.5% (Continued)
Food & Staples Retailing — 3.8%
Anderson's, Inc. (The)	349	$17,778
Casey's General Stores, Inc.	153	10,898
Chefs' Warehouse, Inc. (The)	539	9,961
Costco Wholesale Corporation	107	12,414
Fairway Group Holdings Corporation	37	228
Fresh Market, Inc. (The)	157	4,812
Kroger Company (The)	159	7,591
Natural Grocers by Vitamin Cottage, Inc.	516	10,727
PriceSmart, Inc.	175	16,039
Rite Aid Corporation	510	4,263
SpartanNash Company	463	11,242
Sprouts Farmers Market, Inc.	72	1,951
Sysco Corporation	362	13,586
United Natural Foods, Inc.	307	20,695
Walgreen Company	219	15,748
Wal-Mart Stores, Inc.	10	768
Weis Markets, Inc.	19	900
Whole Foods Market, Inc.	233	8,910
		168,511
Food Products — 6.9%
Annie's, Inc.	302	9,881
Archer-Daniels-Midland Company	268	12,044
Boulder Brands, Inc.	654	8,875
Bunge Ltd.	162	12,589
Calavo Growers, Inc.	336	10,507
Cal-Maine Foods, Inc.	326	22,742
Campbell Soup Company	206	9,455
Chiquita Brands International, Inc.	115	1,180
ConAgra Foods, Inc.	393	12,694
Diamond Foods, Inc.	196	6,262
Flowers Foods, Inc.	612	12,760
Fresh Del Monte Produce, Inc.	632	18,309
Hain Celestial Group, Inc. (The)	155	14,062
Hershey Company (The)	95	9,247
Hormel Foods Corporation	145	7,135
Keurig Green Mountain, Inc.	99	11,165
McCormick & Company, Inc.	171	12,365
Mead Johnson Nutrition Company	36	3,221
Mondelēz International, Inc. - Class A	280	10,534
Post Holdings, Inc.	300	14,991

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 91.4% (Continued)	Shares	Value
Consumer Staples — 14.5% (Continued)
Food Products — 6.9% (Continued)
Snyder's-Lance, Inc.	692	$18,809
Tootsie Roll Industries, Inc.	636	18,508
TreeHouse Foods, Inc.	289	21,660
Tyson Foods, Inc. - Class A	30	1,274
WhiteWave Foods Company (The) - Class A	736	23,177
		303,446
Household Products — 0.5%
Colgate-Palmolive Company	86	5,882
Kimberly Clark Corporation	110	12,359
Procter & Gamble Company (The)	25	2,020
		20,261
Personal Products — 0.9%
Avon Products, Inc.	532	7,602
Coty, Inc. - Class A	227	3,786
Elizabeth Arden, Inc.	504	13,674
Estée Lauder Companies, Inc. (The) - Class A	179	13,715
Synutra International, Inc.	169	948
		39,725
Tobacco — 0.2%
Universal Corporation	150	8,032

Energy — 11.0%
Energy Equipment & Services — 1.5%
Baker Hughes, Inc.	9	635
Basic Energy Services, Inc.	60	1,632
Bristow Group, Inc.	27	2,051
Era Group, Inc.	147	4,295
Exterran Holdings, Inc.	66	2,755
Exterran Partners, L.P.	82	2,294
FMC Technologies, Inc.	19	1,103
Gulfmark Offshore, Inc. - Class A	81	3,759
Helix Energy Solutions Group, Inc.	200	4,676
Hercules Offshore, Inc.	157	713
Hornbeck Offshore Services, Inc.	19	860
ION Geophysical Corporation	1,000	4,170
Key Energy Services, Inc.	552	4,444
McDermott International, Inc.	546	3,964
Parker Drilling Company	516	3,338
Patterson-UTI Energy, Inc.	22	728
Pioneer Energy Services Corporation	115	1,828

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 91.4% (Continued)	Shares	Value
Energy — 11.0% (Continued)
Energy Equipment & Services — 1.5% (Continued)
Rowan Companies plc - Class A	141	$4,365
SEACOR Holdings, Inc.	63	5,045
TETRA Technologies, Inc.	549	6,330
Tidewater, Inc.	66	3,440
USA Compression Partners, L.P.	39	975
Willbros Group, Inc.	235	2,858
		66,258
Oil, Gas & Consumable Fuels — 9.5%
Access Midstream Partners, L.P.	112	7,055
Anadarko Petroleum Corporation	13	1,337
Antero Resources Corporation	20	1,230
Approach Resources, Inc.	222	4,333
Athlon Energy, Inc.	18	782
Atlas Energy, L.P.	147	5,893
Atlas Resource Partners, L.P.	278	5,507
Bill Barrett Corporation	128	3,200
Boardwalk Pipeline Partners, L.P.	77	1,347
Bonanza Creek Energy, Inc.	51	2,735
Buckeye Partners, L.P.	79	6,198
Cabot Oil & Gas Corporation	153	5,545
Calumet Specialty Products Partners, L.P.	91	2,891
Carrizo Oil & Gas, Inc.	31	1,781
Cheniere Energy Partners, L.P.	15	513
Cheniere Energy, Inc.	155	10,557
Chesapeake Energy Corporation	178	5,112
Cloud Peak Energy, Inc.	22	406
Cobalt International Energy, Inc.	285	5,270
Comstock Resources, Inc.	66	1,795
Concho Resources, Inc.	49	6,458
CONSOL Energy, Inc.	162	7,156
Contango Oil & Gas Company	86	3,697
Crestwood Equity Partners, L.P.	381	5,353
Crestwood Midstream Partners, L.P.	51	1,112
DCP Midstream Partners, L.P.	101	5,425
Devon Energy Corporation	41	3,030
Diamondback Energy, Inc.	89	6,718
Eagle Rock Energy Partners, L.P.	151	673
Emerald Oil, Inc.	562	3,653
Enbridge Energy Partners, L.P.	157	4,867
Energen Corporation	35	2,988

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 91.4% (Continued)	Shares	Value
Energy — 11.0% (Continued)
Oil, Gas & Consumable Fuels — 9.5% (Continued)
Energy Transfer Equity, L.P.	153	$7,797
Energy Transfer Partners, L.P.	105	5,914
EnLink Midstream Partners, L.P.	243	7,404
Enlink Midstream, LLC	241	9,946
Enterprise Products Partners, L.P.	88	6,584
EOG Resources, Inc.	16	1,693
EQT Corporation	63	6,733
EQT Midstream Partners, L.P.	66	5,421
EV Energy Partners, L.P.	128	4,727
Genesis Energy, L.P.	108	6,156
Gulfport Energy Corporation	82	5,045
Holly Energy Partners, L.P.	14	495
Jones Energy, Inc. - Class A	65	1,139
Kinder Morgan Energy Partners, L.P.	51	3,879
Kinder Morgan, Inc.	157	5,242
Kodiak Oil & Gas Corporation	231	2,941
Laredo Petroleum, Inc.	175	4,842
Legacy Reserves, L.P.	70	2,058
LinnCo, LLC	58	1,614
Magellan Midstream Partners, L.P.	87	7,124
Magnum Hunter Resources Corporation	1,079	8,265
MarkWest Energy Partners, L.P.	90	5,575
Matador Resources	284	7,066
Memorial Production Partners, L.P.	197	4,407
MPLX, L.P.	38	2,172
Newfield Exploration Company	42	1,532
NGL Energy Partners, L.P.	124	4,960
Noble Energy, Inc.	80	5,766
NuStar Energy, L.P.	123	7,136
ONEOK Partners, L.P.	63	3,471
ONEOK, Inc.	28	1,806
Par Petroleum Corporation	88	1,751
PDC Energy, Inc.	120	7,703
Pioneer Natural Resources Company	29	6,095
QEP Resources, Inc.	191	6,101
QR Energy, L.P.	90	1,613
Range Resources Corporation	71	6,599
Regency Energy Partners, L.P.	174	4,837
Rentech, Inc.	661	1,540
Resolute Energy Corporation	278	2,313

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 91.4% (Continued)	Shares	Value
Energy — 11.0% (Continued)
Oil, Gas & Consumable Fuels — 9.5% (Continued)
Rex Energy Corporation	262	$5,209
Rose Rock Midstream, L.P.	45	1,954
Sanchez Energy Corporation	192	6,611
SemGroup Corporation - Class A	108	7,338
SM Energy Company	40	3,032
Spectra Energy Corporation	148	6,006
Summit Midstream Partners, L.P.	41	1,845
Sunoco Logistics Partners, L.P.	42	3,864
Synergy Resources Corporation	460	5,400
Targa Resources Corporation	73	8,392
Targa Resources Partners, L.P.	103	7,000
Tesoro Logistics, L.P.	84	5,855
TransMontaigne Partners, L.P.	19	943
Triangle Petroleum Corporation	564	5,668
Ultra Petroleum Corporation	166	4,485
W&T Offshore, Inc.	21	308
Western Gas Equity Partners	61	3,170
Western Gas Partners, L.P.	91	6,551
Whiting Petroleum Corporation	12	862
Williams Companies, Inc.	149	6,997
Williams Partners, L.P.	112	5,948
WPX Energy, Inc.	343	7,265
		416,782
Health Care — 18.5%
Biotechnology — 2.1%
ACADIA Pharmaceuticals, Inc.	175	3,614
Achillion Pharmaceuticals, Inc.	192	520
Aegerion Pharmaceuticals, Inc.	67	2,201
Agios Pharmaceuticals, Inc.	11	387
Alexion Pharmaceuticals, Inc.	2	333
Alnylam Pharmaceuticals, Inc.	65	3,854
Anacor Pharmaceuticals, Inc.	106	1,431
Ariad Pharmaceuticals, Inc.	43	278
Array BioPharma, Inc.	295	1,239
BioCryst Pharmaceuticals, Inc.	84	837
BioMarin Pharmaceutical, Inc.	6	348
Celldex Therapeutics, Inc.	168	2,454
Cepheid	41	1,847
Clovis Oncology, Inc.	74	3,789
CTI BioPharma Corporation	40	118

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 91.4% (Continued)	Shares	Value
Health Care — 18.5% (Continued)
Biotechnology — 2.1% (Continued)
Cubist Pharmaceuticals, Inc.	5	$333
Dynavax Technologies Corporation	368	530
Exact Sciences Corporation	170	2,292
Geron Corporation	246	512
Halozyme Therapeutics, Inc.	105	829
Hyperion Therapeutics, Inc.	15	439
ImmunoGen, Inc.	47	556
Immunomedics, Inc.	107	356
Incyte Corporation	7	347
Infinity Pharmaceuticals, Inc.	108	1,091
Insmed, Inc.	165	2,168
Intercept Pharmaceuticals, Inc.	14	3,313
InterMune, Inc.	232	9,192
Ironwood Pharmaceuticals, Inc.	237	3,394
Isis Pharmaceuticals, Inc.	116	3,389
KYTHERA Biopharmaceuticals, Inc.	86	2,878
Lexicon Pharmaceuticals, Inc.	1,413	1,865
Medivation, Inc.	63	4,588
Momenta Pharmaceuticals, Inc.	216	2,676
Neurocrine Biosciences, Inc.	53	736
Novavax, Inc.	184	867
NPS Pharmaceuticals, Inc.	81	2,521
Orexigen Therapeutics, Inc.	553	3,572
Portola Pharmaceuticals, Inc.	18	399
PTC Therapeutics, Inc.	24	569
Puma Biotechnology, Inc.	60	4,586
Raptor Pharmaceutical Corporation	146	1,194
Regeneron Pharmaceuticals, Inc.	1	307
Sangamo BioSciences, Inc.	33	434
Seattle Genetics, Inc.	76	2,536
Stemline Therapeutics, Inc.	4	61
Synageva BioPharma Corporation	42	3,408
Synergy Pharmaceuticals, Inc.	123	534
TESARO, Inc.	74	1,971
Theravance, Inc.	127	3,639
Vanda Pharmaceuticals, Inc.	11	113
Vertex Pharmaceuticals, Inc.	5	361
XOMA Corporation	173	716
		92,522

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 91.4% (Continued)	Shares	Value
Health Care — 18.5% (Continued)
Health Care Equipment & Supplies — 7.1%
Abaxis, Inc.	10	$413
Abiomed, Inc.	141	3,215
Accuray, Inc.	882	7,779
Align Technology, Inc.	68	3,714
Analogic Corporation	68	4,646
AngioDynamics, Inc.	163	2,336
Antares Pharma, Inc.	1,637	4,829
AtriCure, Inc.	81	1,338
Baxter International, Inc.	174	12,947
Becton, Dickinson and Company	75	8,828
Boston Scientific Corporation	1,121	14,382
Cardiovascular Systems, Inc.	323	9,060
Cerus Corporation	233	976
CONMED Corporation	12	539
Cooper Companies, Inc. (The)	109	14,063
Cynosure, Inc.	291	6,338
DENTSPLY International, Inc.	263	12,437
DexCom, Inc.	451	15,226
Edwards Lifesciences Corporation	65	5,278
Endologix, Inc.	517	6,752
GenMark Diagnostics, Inc.	212	2,334
Greatbatch, Inc.	96	4,484
Haemonetics Corporation	373	12,704
HeartWare International, Inc.	94	8,476
Hill-Rom Holdings, Inc.	37	1,469
Hologic, Inc.	628	15,348
IDEXX Laboratories, Inc.	101	12,977
Insulet Corporation	360	13,187
Integra LifeSciences Holdings Corporation	153	6,877
Invacare Corporation	431	7,112
Merit Medical Systems, Inc.	445	6,243
Neogen Corporation	23	869
NuVasive, Inc.	235	7,835
NxStage Medical, Inc.	577	7,922
OraSure Technologies, Inc.	67	424
Quidel Corporation	93	2,111
Spectranetics Corporation (The)	341	7,311
STAAR Surgical Company	386	5,956
Stryker Corporation	149	12,589
Teleflex, Inc.	44	4,692

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 91.4% (Continued)	Shares	Value
Health Care — 18.5% (Continued)
Health Care Equipment & Supplies — 7.1% (Continued)
Volcano Corporation	349	$6,059
West Pharmaceutical Services, Inc.	381	16,036
Wright Medical Group, Inc.	272	8,269
ZELTIQ Aesthetics, Inc.	259	4,527
		310,907
Health Care Providers & Services — 3.5%
Acadia Healthcare Company, Inc.	340	14,498
Accretive Health, Inc.	157	1,176
Air Methods Corporation	213	10,267
Amedisys, Inc.	295	4,292
BioScrip, Inc.	522	4,098
Brookdale Senior Living, Inc.	410	13,637
Capital Senior Living Corporation	313	7,431
ExamWorks Group, Inc.	263	7,790
Express Scripts Holding Company	133	9,505
Healthways, Inc.	400	6,892
Henry Schein, Inc.	91	10,888
HMS Holdings Corporation	258	4,850
LifePoint Hospitals, Inc.	320	19,597
McKesson Corporation	27	5,120
MWI Veterinary Supply, Inc.	51	7,115
Team Health Holdings, Inc.	263	13,352
Universal Health Services, Inc. - Class B	126	11,286
		151,794
Health Care Technology — 1.4%
Allscripts Healthcare Solutions, Inc.	991	14,607
athenahealth, Inc.	133	16,879
Cerner Corporation	246	13,296
Medidata Solutions, Inc.	341	13,187
Veeva Systems, Inc. - Class A	130	2,725
Vocera Communications, Inc.	28	362
		61,056
Life Sciences Tools & Services — 0.0% (a)
Agilent Technologies, Inc.	6	342
Furiex Pharmaceuticals, Inc.	6	620
Illumina, Inc.	2	316
Thermo Fisher Scientific, Inc.	3	351
		1,629

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 91.4% (Continued)	Shares	Value
Health Care — 18.5% (Continued)
Pharmaceuticals — 4.4%
Abbott Laboratories	217	$8,682
AcelRx Pharmaceuticals, Inc.	190	1,748
Actavis plc	88	18,615
AVANIR Pharmaceuticals, Inc. - Class A	1,994	10,528
Bristol-Myers Squibb Company	271	13,479
ContraVir Pharmaceuticals, Inc.	1	1
DepoMed, Inc.	266	3,173
Endocyte, Inc.	328	2,076
Hospira, Inc.	327	16,079
Impax Laboratories, Inc.	221	6,135
Jazz Pharmaceuticals plc	7	993
Lannett Company, Inc.	111	4,638
Mallinckrodt plc	18	1,400
Medicines Company (The)	356	9,932
Merck & Company, Inc.	259	14,986
Mylan, Inc.	318	15,849
Nektar Therapeutics	778	9,126
Pacira Pharmaceuticals, Inc.	214	16,609
Perrigo Company plc	61	8,430
Repros Therapeutics, Inc.	115	1,869
Sagent Pharmaceuticals, Inc.	216	4,841
Salix Pharmaceuticals Ltd.	65	7,415
TherapeuticsMD, Inc.	776	3,151
Zoetis, Inc.	440	13,508
Zogenix, Inc.	515	1,184
		194,447
Industrials — 18.1%
Aerospace & Defense — 3.1%
AAR Corporation	135	3,280
AeroVironment, Inc.	166	5,332
American Science & Engineering, Inc.	22	1,476
Astronics Corporation	81	4,444
Astronics Corporation - Class B	3	164
B/E Aerospace, Inc.	82	7,933
Boeing Company (The)	49	6,627
Curtiss-Wright Corporation	126	8,395
DigitalGlobe, Inc.	219	6,649
Esterline Technologies Corporation	56	6,241
GenCorp, Inc.	279	5,192
General Dynamics Corporation	47	5,552

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 91.4% (Continued)	Shares	Value
Industrials — 18.1% (Continued)
Aerospace & Defense — 3.1% (Continued)
HEICO Corporation	76	$3,959
Hexcel Corporation	175	7,184
Honeywell International, Inc.	47	4,378
Huntington Ingalls Industries, Inc.	83	8,286
KEYW Holding Corporation (The)	279	2,957
MOOG, Inc. - Class A	113	8,143
Precision Castparts Corporation	21	5,313
Rockwell Collins, Inc.	29	2,292
Spirit Aerosystems Holdings, Inc. - Class A	280	9,086
Taser International, Inc.	159	2,110
Teledyne Technologies, Inc.	76	7,203
Textron, Inc.	196	7,687
United Technologies Corporation	42	4,881
		134,764
Air Freight & Logistics — 0.5%
Air Transport Services Group, Inc.	290	2,633
FedEx Corporation	50	7,208
United Parcel Service, Inc. - Class B	49	5,090
UTi Worldwide, Inc.	353	3,442
XPO Logistics, Inc.	46	1,156
		19,529
Building Products — 2.2%
A.O. Smith Corporation	69	3,407
AAON, Inc.	91	2,839
American Woodmark Corporation	50	1,378
Apogee Enterprises, Inc.	156	4,696
Armstrong World Industries, Inc.	122	6,475
Builders FirstSource, Inc.	680	4,882
Fortune Brands Home & Security, Inc.	144	5,757
Gibraltar Industries, Inc.	170	2,696
Griffon Corporation	218	2,548
Lennox International, Inc.	65	5,520
Masco Corporation	288	6,134
Masonite International Corporation	53	2,791
NCI Building Systems, Inc.	320	5,360
Nortek, Inc.	18	1,512
Owens Corning, Inc.	183	7,505
PGT, Inc.	206	1,774
Ply Gem Holdings, Inc.	260	3,058
Quanex Building Products Corporation	271	4,824

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 91.4% (Continued)	Shares	Value
Industrials — 18.1% (Continued)
Building Products — 2.2% (Continued)
Simpson Manufacturing Company, Inc.	137	$4,557
Trex Company, Inc.	158	4,884
Universal Forest Products, Inc.	95	4,612
USG Corporation	269	8,065
		95,274
Commercial Services & Supplies — 2.3%
ABM Industries, Inc.	93	2,536
Brink's Company (The)	84	2,243
CECO Environmental Corporation	20	286
Clean Harbors, Inc.	130	7,944
Copart, Inc.	46	1,636
Covanta Holding Corporation	324	6,185
EnerNOC, Inc.	184	3,531
G&K Services, Inc. - Class A	26	1,347
Healthcare Services Group, Inc.	119	3,541
Herman Miller, Inc.	42	1,313
HNI Corporation	20	749
InnerWorkings, Inc.	108	813
Interface, Inc.	227	4,141
Iron Mountain, Inc.	221	6,882
KAR Auction Services, Inc.	234	7,146
Kimball International, Inc. - Class B	160	2,581
Knoll, Inc.	40	702
McGrath RentCorp	127	4,354
Mobile Mini, Inc.	13	566
MSA Safety, Inc.	27	1,476
Republic Services, Inc.	179	6,337
Rollins, Inc.	22	675
Schawk, Inc.	34	690
SP Plus Corporation	149	3,534
Steelcase, Inc. - Class A	40	656
Stericycle, Inc.	49	5,604
Team, Inc.	77	3,228
Tetra Tech, Inc.	154	4,098
Viad Corporation	77	1,766
Waste Connections, Inc.	137	6,243
Waste Management, Inc.	142	6,345
		99,148

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 91.4% (Continued)	Shares	Value
Industrials — 18.1% (Continued)
Construction & Engineering — 0.6%
AECOM Technology Corporation	20	$643
Aegion Corporation	195	4,674
Ameresco, Inc. - Class A	84	550
Comfort Systems USA, Inc.	154	2,541
Dycom Industries, Inc.	157	4,671
Granite Construction, Inc.	151	5,364
Great Lakes Dredge & Dock Company	483	3,680
Jacobs Engineering Group, Inc.	28	1,542
MasTec, Inc.	45	1,620
Quanta Services, Inc.	36	1,222
		26,507
Electrical Equipment — 0.7%
Acuity Brands, Inc.	14	1,757
Eaton Corporation plc	12	884
Encore Wire Corporation	84	4,082
Franklin Electric Company, Inc.	125	4,787
General Cable Corporation	101	2,576
GrafTech International Ltd.	364	3,804
Power Solutions International, Inc.	53	4,133
PowerSecure International, Inc.	32	259
Regal-Beloit Corporation	43	3,282
Roper Industries, Inc.	20	2,834
SolarCity Corporation	63	3,308
Vicor Corporation	82	607
		32,313
Industrial Conglomerates — 0.1%
General Electric Company	177	4,742

Machinery — 4.3%
Albany International Corporation - Class A	84	3,129
Altra Industrial Motion Corporation	30	1,026
Astec Industries, Inc.	119	4,749
Barnes Group, Inc.	145	5,420
Blount International, Inc.	28	341
Briggs & Stratton Corporation	208	4,281
Caterpillar, Inc.	36	3,680
Chart Industries, Inc.	72	5,176
CIRCOR International, Inc.	54	4,118
Colfax Corporation	103	7,497

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 91.4% (Continued)	Shares	Value
Industrials — 18.1% (Continued)
Machinery — 4.3% (Continued)
Cummins, Inc.	45	$6,882
Donaldson Company, Inc.	157	6,395
EnPro Industries, Inc.	61	4,477
ESCO Technologies, Inc.	127	4,270
Federal Signal Corporation	107	1,468
Flowserve Corporation	93	6,858
Gorman-Rupp Company (The)	101	3,203
Harsco Corporation	289	7,797
ITT Corporation	92	4,018
John Bean Technologies Corporation	23	658
Kennametal, Inc.	125	5,630
L.B. Foster Company - Class A	6	306
Lincoln Electric Holdings, Inc.	14	920
Manitowoc Company, Inc. (The)	32	866
Meritor, Inc.	116	1,602
Middleby Corporation (The)	34	8,120
Mueller Industries, Inc.	41	1,182
Mueller Water Products, Inc. - Class A	530	4,468
NACCO Industries, Inc. - Class A	43	2,333
Pall Corporation	78	6,610
Parker Hannifin Corporation	3	376
Proto Labs, Inc.	61	4,025
RBC Bearings, Inc.	57	3,418
Rexnord Corporation	100	2,557
SPX Corporation	79	8,266
Tennant Company	40	2,556
Terex Corporation	201	7,730
Timken Company	76	4,881
Titan International, Inc.	148	2,340
Toro Company (The)	15	969
Trimas Corporation	67	2,352
Trinity Industries, Inc.	92	7,961
WABCO Holdings, Inc.	47	5,018
Watts Water Technologies, Inc. - Class A	102	5,687
Westinghouse Air Brake Technologies Corporation	13	1,024
Woodward, Inc.	166	7,420
Xylem, Inc.	91	3,394
		187,454

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 91.4% (Continued)	Shares	Value
Industrials — 18.1% (Continued)
Marine — 0.2%
Kirby Corporation	72	$7,960
Matson, Inc.	70	1,720
		9,680
Professional Services — 1.3%
Acacia Research Corporation	277	4,471
Advisory Board Company (The)	125	6,049
Barrett Business Services, Inc.	28	1,320
Corporate Executive Board Company (The)	104	7,090
Equifax, Inc.	9	637
IHS, Inc. - Class A	48	6,044
Kelly Services, Inc. - Class A	206	3,659
Kforce, Inc.	106	2,335
Manpower, Inc.	81	6,640
Mistras Group, Inc.	195	4,438
Nielsen Holdings N.V.	82	3,957
Paylocity Holding Corporation	50	974
Pendrell Corporation	1,824	2,937
Towers Watson & Company - Class A	4	450
TrueBlue, Inc.	121	3,292
Verisk Analytics, Inc. - Class A	9	533
WageWorks, Inc.	103	4,169
		58,995
Road & Rail — 2.0%
ArcBest Corporation	173	7,399
Celadon Group, Inc.	143	3,340
Con-Way, Inc.	171	7,902
CSX Corporation	230	6,762
Genesee & Wyoming, Inc. - Class A	73	7,107
Heartland Express, Inc.	96	2,076
J.B. Hunt Transport Services, Inc.	83	6,446
Kansas City Southern	51	5,483
Knight Transportation, Inc.	79	1,925
Marten Transport, Ltd.	241	5,806
Norfolk Southern Corporation	71	7,153
Old Dominion Freight Line, Inc.	126	8,059
Ryder System, Inc.	6	521
Saia, Inc.	64	2,789
Swift Transportation Company	203	5,026
Union Pacific Corporation	39	7,772

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 91.4% (Continued)	Shares	Value
Industrials — 18.1% (Continued)
Road & Rail — 2.0% (Continued)
Universal Truckload Services, Inc.	30	$729
Werner Enterprises, Inc.	101	2,666
		88,961
Trading Companies & Distributors — 0.6%
Beacon Roofing Supply, Inc.	64	2,208
DXP Enterprises, Inc.	3	209
Fastenal Company	123	5,996
H&E Equipment Services, Inc.	154	5,336
Kaman Corporation	45	1,914
MRC Global, Inc.	19	547
MSC Industrial Direct Company, Inc. - Class A	10	920
Rush Enterprises, Inc. - Class A	49	1,626
Stock Building Supply Holdings, Inc.	55	1,052
W.W. Grainger, Inc.	8	2,067
Watsco, Inc.	48	4,830
		26,705
Transportation Infrastructure — 0.2%
Macquarie Infrastructure Company, LLC	132	8,116
Wesco Aircraft Holdings, Inc.	111	2,413
		10,529
Materials — 10.1%
Chemicals — 3.7%
A. Schulman, Inc.	53	1,866
Advanced Emissions Solutions, Inc.	126	2,950
Air Products and Chemicals, Inc.	53	6,358
Airgas, Inc.	55	5,848
Albemarle Corporation	35	2,422
Ashland, Inc.	29	2,987
Axiall Corporation	21	970
Balchem Corporation	19	1,048
Cabot Corporation	222	12,554
Calgon Carbon Corporation	147	3,153
Celanese Corporation - Series A	116	7,273
Chemtura Corporation	312	7,794
Cytec Industries, Inc.	13	1,291
Dow Chemical Company (The)	154	8,026
E.I. du Pont de Nemours and Company	82	5,683
Ecolab, Inc.	56	6,115
Flotek Industries, Inc.	48	1,362
FMC Corporation	44	3,369

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 91.4% (Continued)	Shares	Value
Materials — 10.1% (Continued)
Chemicals — 3.7% (Continued)
Huntsman Corporation	184	$4,911
Intrepid Potash, Inc.	142	2,302
Kraton Performance Polymers, Inc.	302	7,511
Kronos Worldwide, Inc.	261	3,938
LSB Industries, Inc.	146	5,571
OM Group, Inc.	211	6,499
PolyOne Corporation	338	13,564
Praxair, Inc.	50	6,612
Rockwood Holdings, Inc.	107	8,172
Sensient Technologies Corporation	132	7,234
Taminco Corporation	172	3,665
Tronox Ltd.	417	11,080
Valhi, Inc.	299	1,716
		163,844
Construction Materials — 0.8%
Eagle Materials, Inc.	145	12,611
Headwaters, Inc.	435	5,624
Martin Marietta Materials, Inc.	83	10,192
Vulcan Materials Company	114	6,951
		35,378
Containers & Packaging — 0.3%
Bemis Company, Inc.	18	745
Graphic Packaging Holding Company	252	2,769
Myers Industries, Inc.	79	1,679
Packaging Corporation of America	30	2,075
Rock-Tenn Company - Class A	34	3,435
Sealed Air Corporation	48	1,581
		12,284
Metals & Mining — 4.1%
Alcoa, Inc.	661	8,996
Allegheny Technologies, Inc.	340	13,964
Allied Nevada Gold Corporation	52	144
Carpenter Technology Corporation	162	10,123
Century Aluminum Company	688	9,391
Coeur Mining, Inc.	596	4,077
Commercial Metals Company	451	8,005
Compass Minerals International, Inc.	127	11,810
Freeport-McMoRan Copper & Gold, Inc.	146	4,971
Globe Specialty Metals, Inc.	410	8,196
Haynes International, Inc.	55	2,921

BARROW ALL-CAP LONG/SHORT FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 91.4% (Continued)	Shares	Value
Materials — 10.1% (Continued)
Metals & Mining — 4.1% (Continued)
Hecla Mining Company	2,132	$5,906
Horsehead Holding Corporation	445	7,378
Materion Corporation	214	7,295
Newmont Mining Corporation	215	4,921
Nucor Corporation	130	6,582
Reliance Steel & Aluminum Company	8	576
Royal Gold, Inc.	198	12,419
RTI International Metals, Inc.	125	3,352
Schnitzer Steel Industries, Inc. - Class A	249	6,205
Steel Dynamics, Inc.	612	10,569
Stillwater Mining Company	618	10,389
SunCoke Energy, Inc.	178	3,574
United States Steel Corporation	58	1,336
US Silica Holdings, Inc.	81	4,096
Worthington Industries, Inc.	281	11,324
		178,520
Paper & Forest Products — 1.2%
Clearwater Paper Corporation	122	7,573
Deltic Timber Corporation	106	6,494
International Paper Company	136	6,478
KapStone Paper and Packaging Corporation	422	12,259
MeadWestvaco Corporation	175	7,101
P.H. Glatfelter Company	236	6,212
Wausau Paper Corporation	493	5,245
		51,362

Total Common Stocks (Proceeds $3,769,097)		$4,009,956

WARRANTS — 0.0% (a)	Shares	Value
Magnum Hunter Resources Corporation (b) (Proceeds $0)	97	$—
Total Securities Sold Short — 91.4% (Proceeds $3,769,097)		$4,009,956

(a)	Percentage rounds to less than 0.1%

(b)
Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities is $0 at May 31, 2014, representing 0.0% of net assets (Note 2).

See accompanying notes to financial statements.

BARROW FUNDS STATEMENTS OF ASSETS AND LIABILITIES May 31, 2014
	Barrow All-Cap Core Fund	Barrow All-Cap Long/Short Fund
ASSETS
Investments in securities:
At acquisition cost	$18,887,677	$5,426,605
At value (Note 2)	$21,715,928	$5,765,929
Deposits with brokers for securities sold short (Note 2)	—	2,619,424
Cash	—	153
Dividends and interest receivable	32,867	8,901
Receivable for capital shares sold	—	100
Receivable from Adviser (Note 4)	—	9,187
Other assets	11,975	12,121
TOTAL ASSETS	21,760,770	8,415,815

LIABILITIES
Securities sold short, at value (Note 2) (proceeds $3,769,097)	—	4,009,956
Line of credit payable (Note 5)	7	—
Dividends payable on securities sold short (Note 2)	—	2,792
Payable to Adviser (Note 4)	6,433	—
Payable to administrator (Note 4)	7,680	7,540
Accrued brokerage expense on securities sold short (Note 2)	—	206
Other accrued expenses and liabilities	7,484	9,051
TOTAL LIABILITIES	21,604	4,029,545

NET ASSETS	$21,739,166	$4,386,270

Net assets consist of:
Paid-in capital	$17,141,594	$4,233,835
Undistributed net investment income	98,862	11,721
Accumulated undistributed net realized gains from security transactions	1,670,459	42,249
Net unrealized appreciation (depreciation) on:
Investments	2,828,251	339,324
Short positions	—	(240,859)
Net assets	$21,739,166	$4,386,270

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$21,380,457	$4,212,079
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	809,713	404,765
Net asset value, offering price and redemption price per share (Note 2)	$26.40	$10.41

INVESTOR CLASS
Net assets applicable to Investor Class	$358,709	$174,191
Investor Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	13,602	16,758
Net asset value, offering price and redemption price per share (Note 2)	$26.37	$10.39

See accompanying notes to financial statements.

BARROW FUNDS STATEMENTS OF OPERATIONS For the Period Ended May 31, 2014(a)
	Barrow All-Cap Core Fund	Barrow All-Cap Long/Short Fund
INVESTMENT INCOME
Dividends	$316,505	$78,824
Interest	—	7,772
TOTAL INVESTMENT INCOME	316,505	86,596

EXPENSES
Investment advisory fees (Note 4)	145,203	41,540
Accounting services fees (Note 4)	23,963	22,779
Custodian fees	14,138	28,953
Registration and filing fees, Common	6,494	4,794
Registration fees, Institutional Class	8,675	8,699
Registration fees, Investor Class	4,934	4,984
Administration fees (Note 4)	18,000	18,000
Transfer agent fees, Institutional Class (Note 4)	9,000	9,000
Transfer agent fees, Investor Class (Note 4)	9,000	9,000
Professional fees	14,505	14,505
Dividend expense on securities sold short (Note 2)	—	27,646
Prime brokerage expense on securities sold short (Note 2)	—	21,409
Compliance service fees (Note 4)	9,000	9,000
Pricing fees	2,449	12,462
Trustees’ fees and expenses (Note 4)	6,889	6,889
Postage and supplies	3,998	4,026
Printing of shareholder reports	3,075	2,927
Insurance expense	1,482	1,482
Distribution fees, Investor Class (Note 4)	246	271
Borrowing costs (Note 5)	121	—
Other expenses	6,036	6,027
TOTAL EXPENSES	287,208	254,393
Fee reductions and expense reimbursements by the Adviser (Note 4):
Common	(86,552)	(125,244)
Institutional Class	(17,675)	(17,699)
Investor Class	(13,934)	(13,984)
NET EXPENSES	169,047	97,466

NET INVESTMENT INCOME (LOSS)	147,458	(10,870)

(a)	Represents the period from the commencement of operations (close of business August 30, 2013) through May 31, 2014 (Note 1).

See accompanying notes to financial statements.

BARROW FUNDS STATEMENTS OF OPERATIONS For the Period Ended May 31, 2014(a) (Continued)
	Barrow All-Cap Core Fund	Barrow All-Cap Long/Short Fund
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND SECURITIES SOLD SHORT
Net realized gains (losses) from:
Investments	$2,033,616	$253,094
Securities sold short	—	(188,254)
Net change in unrealized appreciation (depreciation) on:
Investments	550,715	339,324
Securities sold short	—	(240,859)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	2,584,331	163,305

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,731,789	$152,435
(a)	Represents the period from the commencement of operations (close of business August 30, 2013) through May 31, 2014 (Note 1).

See accompanying notes to financial statements.

BARROW FUNDS STATEMENTS OF CHANGES IN NET ASSETS For the Period Ended May 31, 2014(a)
	Barrow All-Cap Core Fund	Barrow All-Cap Long/Short Fund
FROM OPERATIONS
Net investment income (loss)	$147,458	$(10,870)
Net realized gains (losses) from:
Investments	2,033,616	253,094
Securities sold short	—	(188,254)
Net change in unrealized appreciation (depreciation) on:
Investments	550,715	339,324
Securities sold short	—	(240,859)
Net increase in net assets resulting from operations	2,731,789	152,435

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Net investment income, Institutional Class	(48,373)	—
Net investment income, Investor Class	(223)	—
Net realized gains, Institutional Class	(360,767)	—
Net realized gains, Investor Class	(2,390)	—
Decrease in net assets from distributions to shareholders	(411,753)	—

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	2,180,472	5,510,279
Net asset value of shares issued in reinvestment of distributions	409,139	—
Proceeds from tax-free reorganization (Note 1)	16,732,894	—
Payments for shares redeemed	(243,555)	(1,444,928)
Net increase in Institutional Class net assets from capital share transactions	19,078,950	4,065,351

Investor Class
Proceeds from shares sold	337,567	201,389
Net asset value of shares issued in reinvestment of distributions	2,613	—
Payments for shares redeemed	—	(32,905)
Net increase in Investor Class net assets from capital share transactions	340,180	168,484

TOTAL INCREASE IN NET ASSETS	21,739,166	4,386,270

NET ASSETS
Beginning of period	—	—
End of period	$21,739,166	$4,386,270

UNDISTRIBUTED NET INVESTMENT INCOME	$98,862	$11,721

(a)	Represents the period from the commencement of operations (close of business August 30, 2013) through May 31, 2014 (Note 1).

See accompanying notes to financial statements.

BARROW FUNDS STATEMENTS OF CHANGES IN NET ASSETS For the Period Ended May 31, 2014(a) (Continued)
	Barrow All-Cap Core Fund	Barrow All-Cap Long/Short Fund
CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	85,541	546,033
Shares reinvested	15,791	—
Shares issued from tax-free reorganization (Note 1)	718,150	—
Shares redeemed	(9,769)	(141,268)
Net increase in shares outstanding	809,713	404,765
Shares outstanding, beginning of period	—	—
Shares outstanding, end of period	809,713	404,765

Investor Class
Shares sold	13,501	19,972
Shares reinvested	101	—
Shares redeemed	—	(3,214)
Net increase in shares outstanding	13,602	16,758
Shares outstanding, beginning of period	—	—
Shares outstanding, end of period	13,602	16,758

(a)	Represents the period from the commencement of operations (close of business August 30, 2013) through May 31, 2014 (Note 1).

See accompanying notes to financial statements.

BARROW ALL-CAP CORE FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per share data for a share outstanding throughout the period:
	Period Ended May 31, 2014(a)
Net asset value at beginning of period	$23.30

Income from investment operations:
Net investment income	0.18
Net realized and unrealized gains on investments	3.47
Total from investment operations	3.65

Less distributions:
From net investment income	(0.06)
From net realized gains from investments	(0.49)
Total distributions	(0.55)

Net asset value at end of period	$26.40

Total return (b)	15.73	%(c)

Ratios and supplemental data:
Net assets at end of period (000’s)	$21,380

Ratio of total expenses to average net assets	1.86	%(d)

Ratio of net expenses to average net assets (e)	1.15	%(d)

Ratio of net expenses to average net assets excluding borrowing costs (e)	1.15	%(d)

Ratio of net investment income to average net assets (e)	1.01	%(d)

Portfolio turnover rate	45	%(c)

(a)	Represents the period from the commencement of operations (close of business August 30, 2013) through May 31, 2014 (Note 1).

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would be lower if the Adviser had not reduced advisory fees and reimbursed expenses.

(c)	Not annualized.

(d)	Annualized.

(e)	Ratio was determined after fee reductions and expense reimbursements by the Adviser (Note 4).

See accompanying notes to financial statements.

BARROW ALL-CAP CORE FUND INVESTOR CLASS FINANCIAL HIGHLIGHTS
Per share data for a share outstanding throughout the period:
	Period Ended May 31, 2014(a)
Net asset value at beginning of period	$23.30

Income from investment operations:
Net investment income	0.09
Net realized and unrealized gains on investments	3.51
Total from investment operations	3.60

Less distributions:
From net investment income	(0.04)
From net realized gains from investments	(0.49)
Total distributions	(0.53)

Net asset value at end of period	$26.37

Total return (b)	15.51	%(c)

Ratios and supplemental data:
Net assets at end of period (000’s)	$359

Ratio of total expenses to average net assets	16.03	%(d)

Ratio of net expenses to average net assets (e)	1.40	%(d)

Ratio of net expenses to average net assets excluding borrowing costs (e)	1.40	%(d)

Ratio of net investment income to average net assets (e)	0.76	%(d)

Portfolio turnover rate	45	%(c)

(a)	Represents the period from the commencement of operations (close of business August 30, 2013) through May 31, 2014 (Note 1).

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would be lower if the Adviser had not reduced advisory fees and reimbursed expenses.

(c)	Not annualized.

(d)	Annualized.

(e)	Ratio was determined after fee reductions and expense reimbursements by the Adviser (Note 4).

See accompanying notes to financial statements.

BARROW ALL-CAP LONG/SHORT FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per share data for a share outstanding throughout the period:
	Period Ended May 31, 2014(a)
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss	(0.03)
Net realized and unrealized gains on investments	0.44
Total from investment operations	0.41

Net asset value at end of period	$10.41

Total return (b)	4.10	%(c)

Ratios and supplemental data:
Net assets at end of period (000’s)	$4,212

Ratio of total expenses to average net assets (d)	8.69	%(e)

Ratio of net expenses to average net assets (d) (f)	3.51	%(e)

Ratio of net expenses to average net assets excluding dividend expense (d) (f)	2.51	%(e)

Ratio of net expenses to average net assets excluding dividend expense and prime brokerage expense on securities sold short (f)	1.74	%(e)

Ratio of net investment loss to average net assets (f)	(0.37	)%(e)

Portfolio turnover rate	76	%(c)

(a)	Represents the period from the commencement of operations (close of business August 30, 2013) through May 31, 2014 (Note 1).

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Total return would be lower if the Adviser had not reduced advisory fees and reimbursed expenses.

(c)	Not annualized.

(d)
The Fund earns interest income on the margin account balance that is associated with securities sold short. The ratio of interest income to average net assets for the period ended May 31, 2014 is 0.28%(e).

(e)	Annualized.

(f)	Ratio was determined after fee reductions and expense reimbursements by the Adviser (Note 4).

See accompanying notes to financial statements.

BARROW ALL-CAP LONG/SHORT FUND INVESTOR CLASS FINANCIAL HIGHLIGHTS
Per share data for a share outstanding throughout the period:
	Period Ended May 31, 2014(a)
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss	(0.04)
Net realized and unrealized gains on investments	0.43
Total from investment operations	0.39

Net asset value at end of period	$10.39

Total return (b)	3.90	%(c)

Ratios and supplemental data:
Net assets at end of period (000’s)	$174

Ratio of total expenses to average net assets (d)	21.15	%(e)

Ratio of net expenses to average net assets (d) (f)	3.76	%(e)

Ratio of net expenses to average net assets excluding dividend expense (d) (f)	2.76	%(e)

Ratio of net expenses to average net assets excluding dividend expense and prime brokerage expense on securities sold short (f)	1.99	%(e)

Ratio of net investment loss to average net assets (f)	(0.62	)%(e)

Portfolio turnover rate	76	%(c)

(a)	Represents the period from the commencement of operations (close of business August 30, 2013) through May 31, 2014 (Note 1).

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Total return would be lower if the Adviser had not reduced advisory fees and reimbursed expenses.

(c)	Not annualized.

(d)
The Fund earns interest income on the margin account balance that is associated with securities sold short. The ratio of interest income to average net assets for the period ended May 31, 2014 is 0.28%(e).

(e)	Annualized.

(f)	Ratio was determined after fee reductions and expense reimbursements by the Adviser (Note 4).

See accompanying notes to financial statements.

BARROW FUNDS
NOTES TO FINANCIAL STATEMENTS
May 31, 2014

1. Organization

Barrow All-Cap Core Fund and Barrow All-Cap Long/Short Fund (individually, a “Fund” and collectively, the “Funds”) are each a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Funds commenced operations at the close of business on August 30, 2013.

The investment objective of Barrow All-Cap Core Fund is to generate long-term capital appreciation. The investment objective of Barrow All-Cap Long/Short Fund is to generate above-average returns through capital appreciation, while also attempting to reduce volatility and preserve capital during market downturns.

Barrow All-Cap Core Fund acquired the assets and liabilities of Barrow Street Fund LP, a Delaware limited partnership (the “Predecessor Private Fund”), in a tax-free reorganization completed at the close of business on August 30, 2013, the date the Barrow All-Cap Core Fund commenced operations. The Predecessor Private Fund had an investment objective and investment policies that were, in all material respects, equivalent to those of Barrow All-Cap Core Fund. However, the Predecessor Private Fund was not registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and was not subject to certain investment limitations, diversification requirements, liquidity requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If such requirements and restrictions had been applicable, they might have adversely affected the Predecessor Private Fund’s performance. In addition, the Predecessor Private Fund charged an annual management fee of 1.50% of assets and, until October 7, 2012, a 20% performance fee after it reached certain performance benchmarks. Barrow All-Cap Core Fund pays a management fee equal to 0.99% of average daily net assets and does not charge a performance fee.

Upon completion of the reorganization, the net assets of Barrow All-Cap Core Fund were $16,732,894. The number of shares of Barrow All-Cap Core Fund issued in connection with the reorganization was 718,150, and the amount of net unrealized gains on the portfolio securities transferred to Barrow All-Cap Core Fund was $2,277,536.

Each Fund offers two classes of shares: Institutional Class shares (sold without any sales loads or distribution fees) and Investor Class shares (sold without any sales loads, but subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Investor Class shares). Each class of shares represents an ownership interest in the same investment portfolio.

BARROW FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Each Fund’s portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sales prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. NASDAQ listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise at the mean of the closing bid and ask prices. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees of the Trust and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Factors determining portfolio investments subject to fair value determination include, but are not limited to, the following: the spread between bid and asked prices is substantial; infrequency of sales; thinness of market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

BARROW FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of May 31, 2014:

Barrow All-Cap Core Fund	Level 1	Level 2		Level 3	Total
Investments in Securities:
Common Stocks	$21,276,052	$—		$—	$21,276,052
Money Market Funds	439,876	—		—	439,876
Total	$21,715,928	$—		$—	$21,715,928

Barrow All-Cap Long/Short Fund	Level 1	Level 2		Level 3	Total
Investments in Securities:
Common Stocks	$5,743,224	$—	(a)	$—	$5,743,224
Money Market Funds	22,705	—		—	22,705

Total	$5,765,929	$—		$—	$5,765,929

Other Financial Instruments:
Common Stocks – Sold Short	$(4,009,956)	$—		$—	$(4,009,956)
Warrants – Sold Short	—	—	(a)	—	—
Total	$(4,009,956)	$—		$—	$(4,009,956)

(a)	Barrow All-Cap Core Long/Short Fund holds Level 2 securities which are valued at $0.

Refer to each Fund’s Schedule of Investments and Schedule of Securities Sold Short, as applicable, for a listing of securities by industry type. As of May 31, 2014, the Funds did not have any transfers in and out of any Level. There were no Level 3 securities and or derivative instruments held by the Funds as of May 31, 2014. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of each Fund is equal to the net asset value per share of such class.

BARROW FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions – Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Allocation between classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of each Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of each Fund.

Common expenses – Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid by Barrow All-Cap Core Fund during the period ended May 31, 2014 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
Institutional Class	$193,861	$215,279	$409,140
Investor Class	$1,187	$1,426	$2,613

There were no distributions paid by Barrow All-Cap Long/Short Fund during the period ended May 31, 2014.

Short Positions – Barrow All-Cap Long/Short Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability is then subsequently marked-to-market daily to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position and will also bear other costs, such as charges for the prime brokerage accounts, in connection with the short positions. These costs are reported as brokerage expenses on securities sold short in the Statements of Operations. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents

BARROW FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

or other liquid securities equal to the market value of the securities sold short. The deposits with brokers for securities sold short are reported on the Statements of Assets and Liabilities. The amount of collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. To the extent Barrow All-Cap Long/Short Fund invests the proceeds received from selling securities short, the Fund is engaging in a form of leverage. The use of leverage by the Fund may make any change in the Fund’s net asset value greater than it would be without the use of leverage. Short sales are speculative transactions and involve special risks, including greater reliance on the ability of Barrow Street Advisors, LLC (the "Adviser") to accurately anticipate the future value of a security.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund intends to qualify as a regulated investment company under the Code. Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of May 31, 2014:

	Barrow All-Cap Core Fund	Barrow All-Cap Long/Short Fund
Cost of portfolio investments	$18,872,639	$5,444,542
Gross unrealized appreciation	$3,583,895	$584,639
Gross unrealized depreciation	(740,606)	(263,252)
Net unrealized appreciation	2,843,289	321,387
Net unrealized depreciation on securities sold short	—	(341,581)
Undistributed ordinary income	161,229	172,629
Undistributed long-term gains	1,593,054	—
Accumulated earnings	$4,597,572	$152,435

BARROW FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

As of May 31, 2014, the tax cost of securities sold short is $3,668,375 for Barrow All-Cap Long/Short Fund.

The difference between the federal income tax cost of portfolio investments and securities sold short and the tax components of accumulated earnings and the financial statement cost and components of net assets is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and the tax treatment of income and capital gains on publicly-traded partnerships held by the Funds.

For the period ended May 31, 2014, Barrow All-Cap Long/Short Fund reclassified $22,591 of net investment loss against undistributed net realized gains from security transactions on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or net asset value per share.

The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed tax positions for the current tax year and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the period ended May 31, 2014, cost of purchases and proceeds from sales of investment securities, other than short-term investments and short positions, amounted to $10,803,490 and $8,803,443, respectively, for Barrow All-Cap Core Fund and $5,370,016 and $3,573,727, respectively, for Barrow All-Cap Long/Short Fund.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

Each Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Barrow All-Cap Core Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.99% of its average daily net assets. Barrow All-Cap Long/Short Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.50% of its average daily net assets.

BARROW FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Adviser has contractually agreed, until October 1, 2016, to reduce its investment advisory fees and to reimburse each Fund’s expenses to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, interest, borrowing costs such as interest and dividend expense on securities sold short, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of such Fund’s business, and amounts, if any, payable under a Rule 12b-1 Plan) to 1.15% and 1.40% of average daily net assets of Institutional Class and Investor Class shares, respectively, for Barrow All-Cap Core Fund and to 1.74% and 1.99% of average daily net assets of Institutional Class and Investor Class shares, respectively, for Barrow All-Cap Long/Short Fund. During the period ended May 31, 2014, the Adviser reduced its investment advisory fees and reimbursed other expenses as follows:

	Investment Advisory Fee Reductions	Expenses Reimbursed	Total
Barrow All-Cap Core Fund:
Common	$86,552	$—	$86,552
Institutional Class	—	17,675	17,675
Investor Class	—	13,934	13,934
	$86,552	$31,609	$118,161
Barrow All-Cap Long/Short Fund:
Common	$41,540	$83,704	$125,244
Institutional Class	—	17,699	17,699
Investor Class	—	13,984	13,984
	$41,540	$115,387	$156,927

Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by each Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause each Fund’s ordinary operating expenses, at the time the repayment occurs, to exceed the expense limitations stated above. As of May 31, 2014, the Adviser may in the future recover advisory fee reductions and expense reimbursements totaling $118,161 and $156,927 from Barrow All-Cap Core Fund and Barrow All-Cap Long/Short Fund, respectively. The Adviser may recover these amounts no later than May 31, 2017.

Certain officers of the Funds are also officers of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agency services to the Funds. Pursuant to servicing agreements with Ultimus, each Fund pays Ultimus fees in accordance with the agreements for its services. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing portfolio securities.

BARROW FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

DISTRIBUTION AGREEMENT

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus.

Certain Trustees and officers of the Trust are also officers of Ultimus and the Distributor.

DISTRIBUTION PLAN

Each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), pursuant to which each Fund may pay intermediaries and other persons for rendering distribution services and for bearing any related expenses with respect to the Investor Class of each Fund, which fees will not exceed the annual rate of 0.25% of the Fund’s average daily net assets allocable to Investor Class shares. During the period ended May 31, 2014, the Investor Class of Barrow All-Cap Core Fund and Barrow All-Cap Long/Short Fund incurred $246 and $271, respectively, of distribution fees under the Plan.

TRUSTEE COMPENSATION

Each Trustee who is not an interested person of the Trust receives from each Fund a fee of $500 for each Board meeting attended plus reimbursement of travel and other expenses incurred in attending the meetings. Trustees affiliated with the Adviser or Ultimus are not compensated by the Trust for their services.

PRINCIPAL HOLDERS OF FUND SHARES

As of May 31, 2014, Robert F. Greenhill, Jr., a principal of the Adviser, owned 19% and 27% of the outstanding shares of the Institutional Class and Investor Class shares, respectively, of Barrow All-Cap Core Fund and 55% and 53% of the outstanding shares of the Institutional Class and Investor Class shares, respectively, of Barrow All-Cap Long/Short Fund.

5. Borrowing Costs

Barrow All-Cap Core Fund has a secured a bank line of credit with BNP Paribas that provides a maximum borrowing of up to one-third of Barrow Street All-Cap Core Fund’s net assets. The line of credit may be used to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes. Borrowings under this arrangement bear interest at a rate per annum equal to the one-month LIBOR at the time of borrowing plus 0.85%. During the period ended May 31, 2014, Barrow All-Cap Core Fund incurred $121 of borrowing costs. Barrow All-Cap Long/Short Fund incurred no borrowing costs during the period ended May 31, 2014. As of May 31, 2014, Barrow All-Cap Core Fund had outstanding borrowings of $7. The average outstanding borrowings and average interest rate on such borrowings by Barrow All-Cap Core Fund during the period ended May 31, 2014 were $15,333 and 1.05%, respectively.

BARROW FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss on an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, a particular set of circumstances may affect this sector or other companies within the sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of May 31, 2014, Barrow All-Cap Long/Short Fund had the following investments within the following sectors, expressed as a percentage of net assets:

	Long Positions	Short Positions
Consumer Discretionary	25.9%	(19.2%)
Health Care	27.3%	(18.5%)
Industrials	26.7%	(18.1%)

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

BARROW FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust and the
 Shareholders of Barrow All-Cap Core Fund and Barrow All-Cap Long/Short Fund

We have audited the accompanying statements of assets and liabilities of the Barrow All-Cap Core Fund and Barrow All-Cap Long/Short Fund (the "Funds"), each a series of shares of beneficial interest in the Ultimus Managers Trust, including the schedules of investments, as of May 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period August 30, 2013 (commencement of operations) through May 31, 2014. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Barrow All-Cap Core Fund and Barrow All-Cap Long/Short Fund as of May 31, 2014, and the results of their operations, the changes in their net assets and their financial highlights for the period August 30, 2013 through May 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
 July 25, 2014

BARROW FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, class specific fees (such as distribution (12b-1) fees) and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2013) and held until the end of the period (May 31, 2014).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

BARROW FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

Barrow All-Cap Core Fund - Institutional Class
	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,028.80	$5.82
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.20	$5.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Barrow All-Cap Core Fund - Investor Class
	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,027.60	$7.08
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.95	$7.04

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Barrow All-Cap Long/Short Fund - Institutional Class
	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$997.10	$19.27
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,005.63	$19.35

*	Expenses are equal to the Fund’s annualized expense ratio of 3.87% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

BARROW FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

Barrow All-Cap Long/Short Fund - Investor Class
	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$996.20	$20.50
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,004.39	$20.59

*	Expenses are equal to the Fund’s annualized expense ratio of 4.12% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-767-6633, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30 will be available without charge upon request no later than August 31, 2014 by calling toll-free 1-877-767-6633, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-877-767-6633. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BARROW FUNDS
FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by Barrow All-Cap Core Fund during the fiscal year ended May 31, 2014. Certain dividends paid by Barrow All-Cap Core Fund may be subject to a maximum tax rate of 23.8%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $119,526 as taxed at a maximum rate of 23.8%. Additionally, the Fund intends to designate up to a maximum amount of $216,705 as a long-term gain distribution.

As required by federal regulations, complete information was computed and reported in conjunction with your 2013 Form 1099-DIV.

BARROW FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Unless otherwise noted, each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012 July 2012 to October 2013	Trustee President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	7	None
Independent Trustees:
John C. Davis Year of Birth: 1952	Since July 2014 Since June 2012	Chairman Trustee	Consultant (government services) since May 2011; Retired Partner of PricewaterhouseCoopers LLP (1974-2010)	7	None
John J. Discepoli Year of Birth: 1963	Since June 2012	Trustee	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since November 2004	7	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Tax at The Standard Register Company since November 2011; Tax Partner at Deloitte Tax LLP from 1984 to 2011	7	None

*
Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

BARROW FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since October 2013 April 2013 to October 2013	President Vice President
Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); Chief Compliance Officer, The Huntington Funds (2005 to 2013), The Flex-Funds (2006 to 2011), Meeder Financial (2007 to 2011), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013)

Nicholas Chermayeff 300 First Stamford Place 3rd Floor East Stamford, CT 06902 Year of Birth: 1969	Since April 2013	Principal Executive Officer of Barrow All-Cap Core Fund and Barrow All-Cap Long/Short Fund	Co-Chief Executive Officer and Principal of Barrow Street Capital LLC (since 1997)
Mark J. Seger Year of Birth: 1962	Since February 2014	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)
Frank L. Newbauer Year of Birth: 1954	Since February 2012	Secretary	Assistant Vice President of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (2010 to present); Assistant Vice President of JPMorgan Chase Bank, N.A. (1999 to 2010)
Stephen L. Preston Year of Birth: 1966	Since June 2012	Chief Compliance Officer
Assistant Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Assistant Vice President of Ultimus Fund Solutions, LLC since 2011; Senior Consultant at Mainstay Capital Markets Consultants (2010 to 2011); Chief Compliance Officer at INTL Trading, Inc. (2008 to 2010)

Additional information about members of the Board and executive officers is available in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-877-767-6633.

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CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND

Annual Report
May 31, 2014

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND LETTER TO SHAREHOLDERS	July 3, 2014

Dear Fellow Shareholders,

The Annual report for the Cincinnati Asset Management Funds: Broad Market Strategic Income Fund presents data and performance for the fiscal year ended May 31, 2014. All of us at Cincinnati Asset Management want to thank you for your investment with us. We appreciate your confidence in our investment management.

The Fund is currently invested primarily in investment grade corporate bonds (approximately 60%) and high yield corporate bonds (approximately 40%) that we consider undervalued. The weighted average credit rating is investment grade. We believe that our proprietary analysis enhances our ability to identify opportunities and enables us to sell securities when more attractive opportunities present themselves. These investment decisions are made with the important discipline of maintaining portfolio diversification and with the dual objectives of achieving a high level of income while preserving capital.

Our disciplined investing strategy resulted in the Fund holding 79 positions in the bonds of more than 60 different corporations at May 31. At that time, cash balances amounted to approximately 2% of the Fund’s assets, and the Fund continues to be fully invested, as is its objective. The weighted average maturity of the Fund’s investments was 7.3 years at May 31, which is 3 years shorter than the average maturity of the Fund’s benchmark (Barclays U.S. Corporate BAA Index); longer maturity bonds outperformed shorter maturity bonds during the fiscal year, and, consequently, the Fund underperformed its benchmark (4.68% versus 5.49%). The Fund infrequently purchases securities with a maturity beyond 10 years, so we expect that the Fund’s performance relative to the benchmark will most often be impacted by the performance (better or worse) than that of the longer maturity bonds in the benchmark index.

During the past several months, interest rates have been volatile while declining; the yield on the 10-year Treasury Bond was 2.74% at November 30, rose to 3.03% at December 31 and settled back to 2.48% at May 31. (As of the date of this Letter, that rate is over 2.60%) Bond prices decline as rates increase, and the price of your Fund shares will reflect those changes in interest rates. Bonds that the Fund owns were yielding, on average, around 2.0% more than Treasury yields at May 31. Your managers believe that the Fund’s current positionings should provide excellent value relative to other investment-grade rated fixed income alternatives.

During the first calendar quarter of 2014, annualized GDP growth was -2.9%. Many economists believe that the second quarter will rebound, considering that some of the first quarter’s decline was attributable to the extraordinarily severe winter weather. However, many economists believe that the US economy will continue to face headwinds that will result in GDP growing at a rate approaching 2% for all of 2014. The Federal Reserve (the “FED”) continues to reinforce its policy of maintaining short-term interest rates close to 0%. On the other hand, the FED announced in December that it would begin to taper its open market purchases of Treasury, Agency and Mortgage securities from the $85 billion per month level; that tapering has continued, and currently stands at $35 billion per month. Interestingly, when

1

the FED first indicated its intent to “taper” back in May of last year, interest rates increased from the 2.11% to close to the 3.0% level; when the FED announced its actual plan to taper, Treasury rates increased by only 0.25%, and rates subsequently declined to the 2.50% level as tapering continues. During this period, rates on corporate debt have been less volatile. Although all rates will be impacted by “headline” news and the so-called “risk-off/risk-on” trades that cause short-term volatility, we intend to focus on the relative value of corporate and high yield bonds and will maintain our focus on the intermediate term maturity of the portfolio. It is the underlying credit quality of the companies we purchase that influences our investment decisions, not short-term interest rate fluctuations. The current FED tapering suggests that they believe the economy is strengthening, and credit quality improves when that is the case. In fact, corporate cash flow has remained strong throughout the period.

We believe that the companies in the Fund’s portfolio are positioned to withstand economic adversity and to participate in any economic expansion. For example, the Fund’s positions in the energy sector acknowledge the fact that fossil fuels will continue to play an important role in a growing economy; the yields at which we purchased and continue to hold these securities have rewarded us for the challenges that this sector may face. Similarly, the Fund’s positions in the financials sector represent investments in those companies that we believe have the financial strength and diversity of business to meet the regulatory constraints with which they are dealing and to benefit from the possibility of a more rapid economic recovery. The Fund’s positions in the equipment trust certificates of several airlines have benefitted from the airlines’ strong performance while we enjoy the benefit of being collateralized by the underlying aircraft.

While the economy continues to face uncertainty in the face of unemployment, government deficits, tax reform, and a host of other issues, we are reminded that there are still opportunities that can reward investors, and we endeavor to identify these opportunities every day.

Thank you again for your confidence in the Fund. Our fellow investors are very important to us and if you have any questions regarding market conditions or the Fund, please don’t hesitate to call us (513.554.8500).

Sincerely,

Cincinnati Asset Management Funds: Broad Market Strategic Income Fund
 Managed by Cincinnati Asset Management, Inc.

2

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-866-738-1128.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-866-738-1128 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. Cincinnati Asset Management Funds: Broad Market Strategic Income Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

3

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
PERFORMANCE INFORMATION
May 31, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Cincinnati Asset Management Funds: Broad Market Strategic
Income Fund versus the Barclays U.S. Corporate BAA Index

Average Annual Total Returns For the periods ended May 31, 2014
	1 Year	Since Inception(b)
Cincinnati Asset Management Funds: Broad Market Strategic Income Fund (a)	4.68%	3.22%
Barclays U.S. Corporate BAA Index	5.49%	3.00%

(a)	The Fund’s total return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The Fund commenced operations on October 26, 2012.

4

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
PORTFOLIO INFORMATION
May 31, 2014 (Unaudited)

Sector Diversification

Top 10 Investments

Security Description	% of Net Assets
Toll Brothers Finance Corp., 5.875%, due 02/15/22	3.0%
Wells Fargo & Co., 4.125%, due 08/15/23	2.8%
US Airways Class A Pass-Through Certificates, Series 2012-2, 4.625%, due 12/03/26	2.8%
Bristol-Myers Squibb Co., 3.250%, due 11/01/23	2.8%
U.S. Bancorp, 2.950%, due 07/15/22	2.7%
Qwest Corp., 6.750%, due 12/01/21	2.7%
JPMorgan Chase & Co., 4.500%, due 01/24/22	2.6%
PerkinElmer, Inc., 5.000%, due 11/15/21	2.5%
Hewlett-Packard Co., 4.375%, due 09/15/21	2.5%
International Lease Finance Corp., 5.875%, due 08/15/22	2.5%

Credit Rating Allocation
S&P Credit Rating	% of Portfolio
AA	6.2%
A	39.0%
BBB	12.2%
BB	29.6%
B	12.4%
CCC	0.6%

5

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND SCHEDULE OF INVESTMENTS May 31, 2014
CORPORATE BONDS — 96.6%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 7.7%
Avis Budget Car Rental, LLC	5.500%	04/01/23	$50,000	$51,250
CCO Holdings, LLC	5.250%	09/30/22	43,000	43,914
Lamar Media Corp.	5.875%	02/01/22	43,000	46,332
MGM Resorts International	6.625%	12/15/21	45,000	50,119
Penske Auto Group, Inc.	5.750%	10/01/22	52,000	54,665
Regal Entertainment Group	5.750%	03/15/22	6,000	6,225
Regal Entertainment Group	5.750%	02/01/25	45,000	45,225
Royal Caribbean Cruises Ltd.	5.250%	11/15/22	52,000	54,210
Walt Disney Co. (The)	2.350%	12/01/22	150,000	143,586
				495,526
Consumer Staples — 3.7%
Anheuser-Busch InBev SA/NV	2.625%	01/17/23	100,000	96,634
B&G Foods, Inc.	4.625%	06/01/21	54,000	53,865
Wal-Mart Stores, Inc.	2.550%	04/11/23	90,000	87,402
				237,901
Energy — 11.5%
Apache Corp.	3.250%	04/15/22	109,000	112,704
Arch Coal, Inc.	7.250%	10/01/20	46,000	33,695
Chesapeake Energy Corp.	6.125%	02/15/21	42,000	47,408
Chevron Corp.	2.355%	12/05/22	150,000	144,294
ConocoPhillips Co.	2.400%	12/15/22	150,000	144,563
Denbury Resources, Inc.	4.625%	07/15/23	56,000	54,180
Offshore Group Investment Ltd.	7.500%	11/01/19	20,000	21,100
Offshore Group Investment Ltd.	7.125%	04/01/23	27,000	27,405
Peabody Energy Corp.	7.875%	11/01/26	50,000	52,750
Range Resources Corp.	5.000%	08/15/22	46,000	48,530
Sabine Pass Liquefaction, LLC	5.625%	04/15/23	51,000	52,530
				739,159
Financials — 23.7%
Bank of America Corp.	3.300%	01/11/23	150,000	147,980
Ford Motor Credit Co., LLC	4.250%	09/20/22	150,000	159,563
General Electric Capital Corp.	3.150%	09/07/22	150,000	152,046
International Lease Finance Corp.	8.625%	01/15/22	35,000	43,444
International Lease Finance Corp.	5.875%	08/15/22	150,000	160,500
JPMorgan Chase & Co.	4.500%	01/24/22	150,000	164,262
PNC Financial Services Group, Inc.	2.854%	11/09/22	150,000	147,148
Toll Brothers Finance Corp.	5.875%	02/15/22	175,000	189,875
U.S. Bancorp	2.950%	07/15/22	175,000	172,727
Wells Fargo & Co.	4.125%	08/15/23	175,000	181,545
				1,519,090

6

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 96.6% (Continued)	Coupon	Maturity	Par Value	Value
Health Care — 8.8%
Bristol-Myers Squibb Co.	3.250%	11/01/23	$175,000	$176,879
Community Health Systems, Inc.	7.125%	07/15/20	50,000	54,312
Davita HealthCare Partners, Inc.	5.750%	08/15/22	50,000	53,750
HCA Holdings, Inc.	6.250%	02/15/21	40,000	42,900
HCA Holdings, Inc.	5.875%	05/01/23	17,000	17,638
HealthSouth Corp.	5.750%	11/01/24	54,000	57,240
PerkinElmer, Inc.	5.000%	11/15/21	150,000	162,402
				565,121
Industrials — 15.9%
B/E Aerospace, Inc.	5.250%	04/01/22	46,000	49,105
General Dynamics Corp.	2.250%	11/15/22	150,000	142,499
Iron Mountain, Inc.	5.750%	08/15/24	54,000	54,270
R.R. Donnelley & Sons Co.	7.625%	06/15/20	4,000	4,590
R.R. Donnelley & Sons Co.	7.875%	03/15/21	41,000	47,253
Raytheon Co.	2.500%	12/15/22	150,000	144,587
Service Corp. International	7.500%	04/01/27	50,000	54,500
Stanley Black & Decker, Inc.	2.900%	11/01/22	150,000	147,658
Teekay Corp.	8.500%	01/15/20	47,000	54,579
United Airlines Class B Pass-Through Certificates, Series 2013-1	5.375%	02/15/23	43,000	44,505
United Rentals North America, Inc.	6.125%	06/15/23	45,000	48,600
US Airways Class A Pass-Through Certificates, Series 2012-2	4.625%	12/03/26	173,383	181,185
US Airways Class B Pass-Through Certificates, Series 2012-1	8.000%	04/01/21	37,065	42,254
				1,015,585
Information Technology — 5.6%
Equinix, Inc.	5.375%	04/01/23	52,000	53,300
Hewlett-Packard Co.	4.375%	09/15/21	150,000	161,540
Intel Corp.	2.700%	12/15/22	150,000	146,610
				361,450
Materials — 3.9%
Ball Corp.	4.000%	11/15/23	6,000	5,700
Graphic Packaging International, Inc.	4.750%	04/15/21	55,000	55,481
Praxair, Inc.	2.200%	08/15/22	150,000	142,362
Vulcan Materials Co.	7.500%	06/15/21	36,000	42,750
				246,293

7

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 96.6% (Continued)	Coupon	Maturity	Par Value	Value
Telecommunication Services — 11.3%
AT&T, Inc.	2.625%	12/01/22	$140,000	$134,944
CenturyLink, Inc.	5.800%	03/15/22	5,000	5,225
Comcast Corp.	3.600%	03/01/24	65,000	67,174
Embarq Corp.	7.995%	06/01/36	40,000	43,823
Frontier Communications Corp.	9.000%	08/15/31	50,000	53,375
Intelsat Jackson Holdings S.A.	7.500%	04/01/21	40,000	43,950
Mediacom, LLC/Mediacom Capital Corp.	7.250%	02/15/22	43,000	46,870
Qwest Corp.	6.750%	12/01/21	150,000	172,473
Sprint Communications Co., L.P.	6.000%	11/15/22	50,000	51,875
Verizon Communications, Inc.	5.150%	09/15/23	50,000	56,393
Zayo Group, LLC	8.125%	01/01/20	40,000	43,850
				719,952
Utilities — 4.5%
AES Corp. (The)	7.375%	07/01/21	45,000	51,975
AES Corp. (The)	5.500%	03/15/24	2,000	2,060
Amerigas Finance, LLC	7.000%	05/20/22	43,000	47,730
Ferrellgas, L.P.	6.500%	05/01/21	50,000	52,500
GenOn Americas Generation, LLC	8.500%	10/01/21	28,000	29,050
NRG Energy, Inc.	7.875%	05/15/21	37,000	41,347
NRG Energy, Inc.	6.625%	03/15/23	8,000	8,580
Suburban Propane Partners, L.P.	5.500%	06/01/24	55,000	55,825
				289,067

Total Investments at Value — 96.6% (Cost $6,166,153)				$6,189,144

Other Assets in Excess of Liabilities — 3.4%				218,268

Net Assets — 100.0%				$6,407,412

See accompanying notes to financial statements.

8

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND STATEMENT OF ASSETS AND LIABILITIES May 31, 2014
ASSETS
Investments in securities:
At acquisition cost	$6,166,153
At value (Note 2)	$6,189,144
Cash	168,049
Interest receivable	75,660
Receivable from Adviser (Note 4)	15,011
Other assets	13,325
Total assets	6,461,189

LIABILITIES
Payable to administrator (Note 4)	6,550
Payable for investment securities purchased	40,032
Other accrued expenses	7,195
Total liabilities	53,777

NET ASSETS	$6,407,412

NET ASSETS CONSIST OF:
Paid-in capital	$6,356,856
Undistributed net investment income	31,733
Accumulated net realized losses from security transactions	(4,168)
Net unrealized appreciation on investments	22,991
NET ASSETS	$6,407,412

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	637,403

Net asset value, offering price and redemption price per share (Note 2)	$10.05

See accompanying notes to financial statements.

9

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND STATEMENT OF OPERATIONS For the Year Ended May 31, 2014
INVESTMENT INCOME
Interest	$212,992

EXPENSES
Investment advisory fees (Note 4)	39,354
Professional fees	33,158
Registration and filing fees	28,917
Fund accounting fees (Note 4)	26,267
Administration fees (Note 4)	25,750
Pricing fees	16,279
Distribution fees (Note 4)	13,126
Compliance fees (Note 4)	12,000
Transfer agent fees (Note 4)	12,000
Trustees' fees and expenses (Note 4)	9,041
Custody and bank service fees	8,086
Insurance expense	4,048
Postage and supplies	3,736
Other expenses	6,263
Total expenses	238,025
Less fee reductions and expense reimbursements by the Adviser (Note 4)	(203,919)
Net expenses	34,106

NET INVESTMENT INCOME	178,886

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(3,453)
Net change in unrealized appreciation/depreciation on investments	80,934
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	77,481

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$256,367

See accompanying notes to financial statements.

10

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended May 31, 2014	Period Ended May 31, 2013(a)
FROM OPERATIONS
Net investment income	$178,886	$84,972
Net realized losses from security transactions	(3,453)	(715)
Net change in unrealized appreciation/depreciation on investments	80,934	(57,943)
Net increase in net assets resulting from operations	256,367	26,314

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(175,744)	(56,381)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,179,992	5,243,516
Net asset value of shares issued in reinvestment of distributions to shareholders	175,744	56,381
Payments for shares redeemed	(248,777)	(50,000)
Net increase in net assets from capital share transactions	1,106,959	5,249,897

TOTAL INCREASE IN NET ASSETS	1,187,582	5,219,830

NET ASSETS
Beginning of period	5,219,830	—
End of period	$6,407,412	$5,219,830

UNDISTRIBUTED NET INVESTMENT INCOME	$31,733	$28,591

CAPITAL SHARE ACTIVITY
Shares sold	119,978	524,271
Shares reinvested	18,333	5,633
Shares redeemed	(25,837)	(4,975)
Net increase in shares outstanding	112,474	524,929
Shares outstanding at beginning of period	524,929	—
Shares outstanding at end of period	637,403	524,929

(a)	Represents the period from the commencement of operations (October 26, 2012) through May 31, 2013.

See accompanying notes to financial statements.

11

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended May 31, 2014	Period Ended May 31, 2013(a)
Net asset value at beginning of period	$9.94	$10.00

Income (loss) from investment operations:
Net investment income	0.33	0.16
Net realized and unrealized gains (losses) on investments	0.11	(0.11)
Total from investment operations	0.44	0.05

Less distributions:
From net investment income	(0.33)	(0.11)

Net asset value at end of period	$10.05	$9.94

Total return (b)	4.68%	0.48	%(c)

Net assets at end of period	$6,407,412	$5,219,830

Ratios/supplementary data:
Ratio of total expenses to average net assets	4.53%	3.69	%(d)

Ratio of net expenses to average net assets (e)	0.65%	0.65	%(d)

Ratio of net investment income to average net assets (e)	3.41%	2.81	%(d)

Portfolio turnover rate	11%	13	%(c)

(a)	Represents the period from the commencement of operations (October 26, 2012) through May 31, 2013.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and reimbursed expenses.

(c)	Not annualized.

(d)	Annualized

(e)	Ratios were determined after advisory fee reductions and expense reimbursements (Note 4).

See accompanying notes to financial statements.

12

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2014

1. Organization

Cincinnati Asset Management Funds: Broad Market Strategic Income Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Fund commenced operations on October 26, 2012.

The investment objective of the Fund is to achieve a high level of income consistent with a secondary goal of preservation of capital.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund’s fixed income securities are generally valued using prices provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by Cincinnati Asset Management, Inc. (the “Adviser”), under the general supervision of the Board. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

13

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Corporate bonds are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2014:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$6,189,144	$—	$6,189,144

Refer to the Fund’s Schedule of Investments for a listing of the securities by sector type. As of May 31, 2014, the Fund did not have any transfers in and out of any Level. In addition, the Fund did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2014. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income – Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method. Dividend income is recorded on the ex-dividend date.

Security transactions – Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

14

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders – Dividends from net investment income are declared and paid quarterly to shareholders. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended May 31, 2014 and May 31, 2013 was ordinary income. On June 30, 2014, the Fund paid an ordinary income dividend of $0.0774 per share to shareholders of record on June 27, 2014.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of May 31, 2014:

Tax cost of portfolio investments	$6,166,153
Gross unrealized appreciation	$105,487
Gross unrealized depreciation	(82,496)
Net unrealized appreciation on investments	22,991
Undistributed ordinary income	31,733
Capital loss carryforwards	(4,168)
Accumulated earnings	$50,556

As of May 31, 2014, the Fund had short-term and long-term capital loss carryforwards of $1,524 and $2,644, respectively. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

15

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax periods (periods ended May 31, 2013 and May 31, 2014) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the year ended May 31, 2014, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $1,718,044 and $556,530, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.75% of its average daily net assets.

The Adviser has contractually agreed, until October 1, 2017, to reduce its advisory fees and to reimburse the Fund’s operating expenses to the extent necessary so that the Fund’s annual ordinary operating expenses (excluding brokerage costs, taxes, interest, costs to organize the Fund, acquired fund fees and expenses, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business) do not exceed an amount equal to 0.65% of its average daily net assets. During the year ended May 31, 2014, the Adviser did not collect any of its advisory fees and, in addition, reimbursed other operating expenses totaling $164,565.

Certain officers of the Fund are also officers of the Adviser.

DISTRIBUTION PLAN

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Rule 12b-1 Plan”), pursuant to which the Fund may incur certain costs for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund’s average daily net assets. During the year ended May 31, 2014, the Fund incurred $13,126 in distribution and service fees under the Rule 12b-1 Plan.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agency services to the Fund. Pursuant to servicing agreements with Ultimus, the Fund pays Ultimus fees in accordance with the agreements for its services. In addition, the Fund pays out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Fund’s portfolio securities.

16

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

DISTRIBUTION AGREEMENT

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus.

Certain Trustees and officers of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Each Trustee who is not an interested person of the Trust receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement of travel and other expenses incurred in attending the meetings. Trustees affiliated with the Adviser or Ultimus are not compensated by the Trust for their services.

PRINCIPAL HOLDER OF FUND SHARES

As of May 31, 2014, Mary S. Sloneker owned 50% of the outstanding shares of the Fund.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

17

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of Cincinnati Asset Management Funds:
 Broad Market Strategic Income Fund

We have audited the accompanying statement of assets and liabilities of the Cincinnati Asset Management Funds: Broad Market Strategic Income Fund (the “Fund”), a series of shares of beneficial interest in the Ultimus Managers Trust, including the schedule of investments, as of May 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period October 26, 2012 (commencement of operations) through May 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cincinnati Asset Management Funds: Broad Market Strategic Income Fund as of May 31, 2014, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period October 26, 2012 through May 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
 July 24, 2014

18

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2013) and held until the end of the period (May 31, 2014).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

19

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,058.60	$3.34
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.69	$3.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.65% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1128, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1128, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-866-738-1128. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Unless otherwise noted, each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012 June 2012 to October 2013	Trustee President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	7	None
Independent Trustees:
John C. Davis Year of Birth: 1952	Since July 2014 Since June 2012	Chairman Trustee	Consultant ( government services) since May 2011; Retired Partner of PricewaterhouseCoopers LLP (1974-2010)	7	None
John J. Discepoli Year of Birth: 1963	Since June 2012	Trustee	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since November 2004	7	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Tax at The Standard Register Company since November 2011; Tax Partner at Deloitte Tax LLP from 1984 to 2011	7	None

*
Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

21

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since October 2013 April 2013 to October 2013	President Vice President
Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); Chief Compliance Officer, The Huntington Funds (2005 to 2013), The Flex-Funds (2006 to 2011), Meeder Financial (2007 to 2011), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

William S. Sloneker 8845 Governor’s Hill Drive, Cincinnati, Ohio 45249 Year of Birth: 1953	Since June 2012	Principal Executive Officer of Cincinnati Asset Management Funds: Broad Market Strategic Income Fund	Chairman, Chief Executive Office and Portfolio Manager of Cincinnati Asset Management, Inc. (1989 to present)
Mark J. Seger Year of Birth: 1962	Since February 2014	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)
Frank L. Newbauer Year of Birth: 1954	Since February 2012	Secretary	Assistant Vice President of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (2010 to present); Assistant Vice President of JPMorgan Chase Bank, N.A. (1999 to 2010)
Stephen L. Preston Year of Birth: 1966	Since June 2012	Chief Compliance Officer
Assistant Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Assistant Vice President of Ultimus Fund Solutions, LLC since 2011; Senior Consultant at Mainstay Capital Markets Consultants (2010 to 2011); Chief Compliance Officer at INTL Trading, Inc. (2008 to 2010).

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-738-1128.

22

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Advisory Agreement with Cincinnati Asset Management, Inc. (“CAM”) for an additional annual term. Approval took place at an in-person meeting held on April 21, 2014, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by CAM in response to requests of the Board and counsel.

In considering the Investment Advisory Agreement and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below.

The nature, extent, and quality of the services provided by CAM. In this regard, the Board reviewed the services being provided by CAM to the Fund including, without limitation, its investment advisory services since the Fund’s inception, its compliance procedures and practices, and its efforts to promote the Fund and assist in its distribution. The Board also noted that the Fund’s Principal Executive Officer is an employee of CAM and serves the Trust without additional compensation from the Fund. After reviewing the foregoing information and further information concerning CAM’s business, the Board concluded that the quality, extent, and nature of the services provided by CAM were satisfactory and adequate for the Fund.

The investment performance of the Fund and CAM. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index, its Morningstar category and a comparable peer group identified by CAM (the “Bond Peer Group”). The Board also considered the consistency of CAM’s management of the Fund with the Fund’s investment objective and policies. Following discussion of the investment performance of the Fund and the Fund’s performance relative to its Morningstar category and its Bond Peer Group, CAM’s experience in managing the Fund and separate accounts, CAM’s historical investment performance and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services to be provided and profits realized by CAM from its relationship with the Fund. In this regard, the Board considered CAM’s staffing, personnel, and methods of operating; the education and experience of CAM’s personnel; CAM’s compliance program, policies, and procedures; the financial condition of CAM and the level of commitment to the Fund and CAM by the principals of CAM; the asset level of the Fund; the overall expenses of the Fund, including the advisory fee; and the differences in fees and services to CAM’s other clients that may be similar to the Fund. The Board discussed the Fund’s Expense Limitation Agreement with CAM, and considered CAM’s current and past fee reductions and expense reimbursements with respect to the Fund under the Expense Limitation Agreement. The Board further took into account CAM’s willingness to continue the Expense Limitation Agreement for the Fund until at least October 1, 2017.

23

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board also considered potential benefits for CAM in managing the Fund, including promotion of CAM’s name and the potential for CAM to receive research, statistical, or other services from the Fund’s trades that may benefit CAM’s other clients. The Board compared the Fund’s advisory fee and overall expense ratio to the average advisory fees and average expense ratios for its Morningstar category and Bond Peer Group. The Board noted that the Fund’s advisory fee of 0.75% per annum was higher than the average advisory fee of 0.57% per annum for its Morningstar category of Multisector Bond funds. The Board also considered CAM’s commitment to cap the Fund’s expenses at 0.65% per annum. The Board further noted that the overall expense ratio of 0.65% per annum (after applying the expense limitation) for the Fund was lower than the 1.18% average expense ratio for its Morningstar category of Multisector Bond funds. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee paid to CAM by the Fund is fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with CAM involve both the advisory fee and the Expense Limitation Agreement. The Board determined that, while the advisory fee remained the same as asset levels increased, the shareholders of the Fund have experienced benefits from the Expense Limitation Agreement. Following further discussion of the Fund’s asset levels, expectations for growth, and level of fees, the Board determined that the Fund’s fee arrangements with CAM continue to provide benefits and that, at the Fund’s projected asset levels for the next year, the Fund’s arrangements with CAM were fair and reasonable.

Brokerage and portfolio transactions. In this regard, the Board considered CAM’s policies and procedures, and performance in implementing those policies and procedures, to seek best execution for its clients, including the Fund. The Board also considered the historical portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with CAM. After further review and discussion, the Board determined that CAM’s practices regarding brokerage and portfolio transactions are satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund, CAM’s process for allocating trades among its different clients; and the substance and administration of CAM’s code of ethics. Following further consideration and discussion, the Board found that CAM’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Conclusion

After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

24

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WAVELENGTH FUNDS

Annual Report

May 31, 2014

WAVELENGTH INTEREST RATE NEUTRAL FUND

WAVELENGTH INTEREST RATE NEUTRAL FUND LETTER TO SHAREHOLDERS	July 11, 2014

Dear Fellow Shareholders:

Over the past eight months financial markets experienced a diverse and dynamic set of conditions that resulted in uncertainty among many investors. While this is not uncommon, we appreciate that you have entrusted us with your investment and are pleased to report balanced, positive returns over the period in our first annual shareholder letter.

What follows is designed to provide context around these returns in a way that builds a deeper understanding of the investment process that supports them. We believe that informed investors make better investment decisions, and through this we hope to build on the partnership your investment creates.

PERFORMANCE SUMMARY

From inception on September 30, 2013 through May 31, 2014, the Wavelength Interest Rate Neutral Fund (the “Fund”) delivered a return of +4.62% versus a benchmark return of +0.03% for the S&P / BGCantor 0-3 Month US Treasury Bill Index (which seeks to represent the return from not taking risk in financial markets). The Fund’s outperformance was generated amidst changing expectations for growth, inflation and related policy decisions, and these balanced results are in line with long-term investment objectives.

WAVELENGTH PHILOSOPHY

We believe that macroeconomic conditions drive asset prices and central banks use interest rates to manage macroeconomic conditions. Based on this fundamental logic, we seek to build a portfolio that is hedged to changes in interest rates by balancing investment exposure between instruments we expect to outperform in rising and falling macroeconomic conditions.

INVESTMENT ENVIRONMENT

Central to our investment philosophy, we believe that changing expectations for conditions drive investment decisions, which in turn drive market prices. This logic played out over the period, particularly in relation to expected Federal Reserve policy.

The third quarter of 2013 ended on a high note, culminating with a series of positive economic surprises in the US. Many market participants believed in a firm recovery that would lead to a reduction in Federal Reserve asset purchases. Based on this expectation, the prices of government bonds the Federal Reserve had been purchasing declined, while assets that benefit from better than expected growth generally increased in value.

In the fourth quarter of 2013 the magnitude of positive surprises decreased, however, and this similarly changed many market participants’ outlook for Federal Reserve policy. With a more modest reduction in purchases there would be more buyers of government bonds, and the stimulative impact these purchases had on the economy would also be maintained. As a result of these changes to expectations, both US government and corporate assets rallied over the period.

1

This cycle of changing expectations continued into 2014, and market responses maintained the logic outlined above. When growth data came in below expectations in January, corporate securities – particularly equities – underperformed while government bonds became more attractive on a relative basis. Further clarity around the Federal Reserve’s planned asset purchases, however, helped raise future growth expectations for market participants, leading to a recovery in corporate securities and extended rally in government bonds through the end of May.

PERFORMANCE DISCUSSION

The Fund responded to market conditions as expected throughout the period, generating a balanced positive return amidst the changing investment landscape. The consistent rotation of performance drivers brought on by the varied expectations described above created opportunities to harvest return from a wide range of sources while avoiding outsized risks to any individual economic outcome.

As such, the Fund generated positive performance from each asset class in the portfolio over the period, with gains offsetting losses in different scenarios by design. While government bond exposure detracted from performance in the fourth quarter of 2013, positive contributions from corporate securities, such as high yield credit and convertible bonds, were effective at limiting downside risk. Maintaining the balance when growth was lower than expected in the first quarter of 2014, gains from government bonds outweighed these losses to produce robust portfolio gains. Outside of these sectors, the Fund’s commodity exposure rebounded after a modest negative contribution to generate positive returns for the period, and USD-denominated emerging market debt also performed positively overall despite the up-and-down nature of geopolitical risks.

OUTLOOK

While investor uncertainty continues to rise around major economic events and releases, the general level of clarity in economic policy and its potential outcomes has improved. Efforts by the Federal Reserve to provide a clear framework for how policy decisions are made should ultimately limit the amount by which markets over- and under-react to forward guidance. With this increasingly direct approach, we expect well-founded economic datapoints to maintain their fundamental relationships with asset prices and believe targeting a balanced exposure across potential macroeconomic outcomes will continue to deliver value through investment returns.

Thank you for your trust and support through investment.

Sincerely,

Andrew Dassori

Founding Partner & Chief Investment Officer
 Wavelength Capital Management

2

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-866-896-9292.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-866-896-9292 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Wavelength Interest Rate Neutral Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

3

WAVELENGTH INTEREST RATE NEUTRAL FUND
PERFORMANCE INFORMATION
May 31, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Wavelength Interest Rate Neutral Fund versus the
S&P/BGCantor 0-3 Month U.S. Treasury Bill Index

Total Return For the period ended May 31, 2014
Since Inception(b)
Wavelength Interest Rate Neutral Fund(a)	4.62%
S&P/BGCantor 0-3 Month U.S. Treasury Bill Index	0.03%

(a)	The Fund’s total return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The Fund commenced operations on September 30, 2013.

4

WAVELENGTH INTEREST RATE NEUTRAL FUND
PORTFOLIO INFORMATION
May 31, 2014 (Unaudited)

Portfolio Allocation (% of Investments(a))

Top 10 Investments (Excluding Cash Equivalents)

Investment Description	% of Investments(a)
5-Year U.S. Treasury Note Future	13.4%
iShares® Barclays TIPS Bond ETF	12.5%
PowerShares Senior Loan Portfolio	11.9%
SPDR® Barclays Convertible Securities ETF	7.9%
iShares® iBoxx $ High Yield Corporate Bond ETF	7.4%
iShares® J.P. Morgan USD Emerging Markets Bond ETF	6.7%
10-Year U.S. Treasury Note Future	6.0%
PowerShares Emerging Markets Sovereign Debt Portfolio	5.5%
SPDR® Barclays Short Term High Yield Bond ETF	5.1%
SPDR® Barclays High Yield Bond ETF	3.4%

(a)	Adjusted to include the notional value of futures contracts.

5

WAVELENGTH INTEREST RATE NEUTRAL FUND SCHEDULE OF INVESTMENTS May 31, 2014
EXCHANGE-TRADED FUNDS — 90.2%	Shares	Value
Commodities — 3.2%
iShares® S&P GSCI™ Commodity-Indexed Trust (a)	3,875	$128,379
SPDR® Gold Shares (a) (b)	200	24,086
		152,465
Emerging Markets — 16.7%
iShares® J.P. Morgan USD Emerging Markets Bond ETF	3,616	418,118
Market Vectors Emerging Markets High Yield Bond ETF	975	25,691
PowerShares Emerging Markets Sovereign Debt Portfolio	11,675	341,844
		785,653
Large-Cap Index — 0.7%
SPDR® S&P 500® ETF	175	33,710

Real Estate Investment Trusts (REIT) — 1.0%
SPDR® Dow Jones REIT ETF	25	2,073
Vanguard REIT ETF	600	44,814
		46,887
U.S. Fixed Income — 68.6%
Highland/iBoxx Senior Loan ETF	2,357	46,834
iShares® TIPS Bond ETF	6,750	780,232
iShares® 3-7 Year Treasury Bond ETF	479	58,491
iShares® 7-10 Year Treasury Bond ETF	165	17,157
iShares® 20+ Year Treasury Bond ETF	425	48,492
iShares® iBoxx $ High Yield Corporate Bond ETF	4,875	463,369
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	450	47,988
PowerShares Senior Loan Portfolio	30,038	745,843
SPDR® Barclays Convertible Securities ETF	10,014	495,292
SPDR® Barclays High Yield Bond ETF	5,100	211,803
SPDR® Barclays Short Term High Yield Bond ETF	10,279	318,341
		3,233,842
Total Exchange-Traded Funds — 90.2% (Cost $4,145,146)		$4,252,557

6

WAVELENGTH INTEREST RATE NEUTRAL FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 5.9%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (c) (Cost $279,920)	279,920	$279,920

Total Investments at Value — 96.1% (Cost $4,425,066)		$4,532,477

Other Assets in Excess of Liabilities — 3.9%		184,484

Net Assets — 100.0%		$4,716,961

(a)	Non-income producing security.

(b)	For federal income tax purposes, structured as a grantor trust.

(c)	The rate shown is the 7-day effective yield as of May 31, 2014.

See accompanying notes to financial statements.

7

WAVELENGTH INTEREST RATE NEUTRAL FUND SCHEDULE OF FUTURES CONTRACTS May 31, 2014
FUTURES CONTRACTS	Expiration Date	Contracts	Aggregate Market Value of Contracts	Unrealized Appreciation
Index Futures
Dow Jones U.S. Real Estate Index Future	6/20/2014	1	$27,880	$128
E-Mini S&P 500 Future	6/20/2014	2	192,050	6,996
S&P® GSCI® Future	6/16/2014	1	162,500	322
Total Index Futures			382,430	7,446

Treasury Futures
5-Year U.S. Treasury Note Future	9/30/2014	7	837,813	849
10-Year U.S. Treasury Note Future	9/19/2014	3	376,031	1,152
U.S. Treasury Long Bond Future	9/19/2014	1	137,250	686
Total Treasury Futures			1,351,094	2,687

Total Futures Contracts			$1,733,524	$10,133

See accompanying notes to financial statements.

8

WAVELENGTH INTEREST RATE NEUTRAL FUND STATEMENT OF ASSETS AND LIABILITIES May 31, 2014
ASSETS
Investments in securities:
At acquisition cost	$4,425,066
At value (Note 2)	$4,532,477
Cash	1,266
Margin deposits for futures contracts (Note 2)	176,046
Dividends receivable	176
Receivable for capital shares sold	3,000
Receivable for investment securities sold	108,024
Receivable from Adviser (Note 4)	8,066
Other assets	3,642
Total assets	4,832,697

LIABILITIES
Payable for investment securities purchased	102,213
Payable to administrator (Note 4)	6,040
Variation margin payable (Notes 2 and 5)	2,851
Other accrued expenses	4,632
Total liabilities	115,736

NET ASSETS	$4,716,961

NET ASSETS CONSIST OF:
Paid-in capital	$4,554,419
Undistributed net investment income	13,372
Accumulated net realized gains from investments and futures contracts	31,626
Net unrealized appreciation on:
Investments	107,411
Futures contracts (Note 5)	10,133
NET ASSETS	$4,716,961

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	454,638

Net asset value, offering price and redemption price per share (Note 2)	$10.38

See accompanying notes to financial statements.

9

WAVELENGTH INTEREST RATE NEUTRAL FUND STATEMENT OF OPERATIONS For the Period Ended May 31, 2014(a)
INVESTMENT INCOME
Dividends	$67,658

EXPENSES
Investment advisory fees (Note 4)	25,278
Fund accounting fees (Note 4)	16,269
Administration fees (Note 4)	16,000
Legal fees	14,271
Compliance fees (Note 4)	8,000
Transfer agent fees (Note 4)	8,000
Custody and bank service fees	7,398
Registration and filing fees	7,103
Trustees' fees and expenses (Note 4)	6,736
Postage and supplies	3,492
Insurance expense	2,667
Other expenses	2,792
Total expenses	118,006
Less fee reductions and expense reimbursements by the Adviser (Note 4)	(91,664)
Net expenses	26,342

NET INVESTMENT INCOME	41,316

REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gains from:
Investments	22,444
Futures contracts (Note 5)	13,061
Capital gain distributions from regulated investment companies	39
Net change in unrealized appreciation/depreciation on:
Investments	107,411
Futures contracts (Note 5)	10,133
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	153,088

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$194,404

(a)	Represents the period from the commencement of operations (September 30, 2013) through May 31, 2014.

See accompanying notes to financial statements.

10

WAVELENGTH INTEREST RATE NEUTRAL FUND STATEMENT OF CHANGES IN NET ASSETS
Period Ended May 31, 2014(a)
FROM OPERATIONS
Net investment income	$41,316
Net realized gains from:
Investments	22,444
Futures contracts (Note 5)	13,061
Capital gain distributions from regulated investment companies	39
Net change in unrealized appreciation/depreciation on:
Investments	107,411
Futures contracts (Note 5)	10,133
Net increase in net assets from operations	194,404

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(27,944)
From net realized gains	(3,918)
Decrease in net assets from distributions to shareholders	(31,862)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,572,557
Net asset value of shares issued in reinvestment of distributions to shareholders	31,862
Payments for shares redeemed	(50,000)
Net increase in net assets from capital share transactions	4,554,419

TOTAL INCREASE IN NET ASSETS	4,716,961

NET ASSETS
Beginning of period	—
End of period	$4,716,961

ACCUMULATED NET INVESTMENT INCOME	$13,372

CAPITAL SHARE ACTIVITY
Shares sold	456,307
Shares issued in reinvestment of distributions to shareholders	3,190
Shares redeemed	(4,859)
Net increase in shares outstanding	454,638
Shares outstanding at beginning of period	—
Shares outstanding at end of period	454,638

(a)	Represents the period from the commencement of operations (September 30, 2013) through May 31, 2014.

See accompanying notes to financial statements.

11

WAVELENGTH INTEREST RATE NEUTRAL FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period
	Period Ended May 31, 2014(a)
Net asset value at beginning of period	$10.00

Income from investment operations:
Net investment income	0.10
Net realized and unrealized gains on investments and futures contracts	0.36
Total from investment operations	0.46

Less distributions:
Distributions from net investment income	(0.07)
Distributions from net realized gains	(0.01)
Total distributions	(0.08)

Net asset value at end of period	$10.38

Total return (b)	4.62	%(c)

Net assets at end of period (000's)	$4,717

Ratios/supplementary data:
Ratio of total expenses to average net assets (f)	4.42	%(d)

Ratio of net expenses to average net assets (e) (f)	0.99	%(d)

Ratio of net investment income to average net assets (e) (f) (g)	1.55	%(d)

Portfolio turnover rate	114	%(c)

(a)	Represents the period from the commencement of operations (September 30, 2013) through May 31, 2014.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would be lower if the Adviser had not reduced advisory fees and reimbursed expenses.

(c)	Not annualized.

(d)	Annualized

(e)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).

(f)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.

(g)	Recognition of net investment income by the Fund is affected by the timing of the declarations of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

12

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2014

1. Organization

Wavelength Interest Rate Neutral Fund (the “Fund”) is a non-diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Fund commenced operations on September 30, 2013.

The investment objective of the Fund is total return.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities and futures valuation – The Fund’s portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sales prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. NASDAQ listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise at the most recently quoted bid price. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees of the Trust and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Factors determining portfolio investments subject to fair value determination include, but are not limited to, the following: the spread between bid and asked prices is substantial; infrequency of sales; thinness of market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. Futures contracts that trade on exchanges that close before 4:00 p.m. Eastern time are valued at their last sale price as of the close of regular trading on the primary exchange on which the contract is traded. Prices for these futures contracts are monitored daily by the Adviser until 4:00 p.m. Eastern time to determine if fair valuation is required.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

13

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2014:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Exchange-Traded Funds	$4,252,557	$—	$—	$4,252,557
Money Market Funds	279,920	—	—	279,920
Total	$4,532,477	$—	$—	$4,532,477
Other Financial Instruments
Futures Contracts	$10,133	$—	$—	$10,133

As of May 31, 2014, the Fund did not have any transfers in and out of any Level. In addition, the Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2014. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions – Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

14

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Distributions to shareholders arising from net investment income, if any, are expected to be distributed on a quarterly basis and net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. During the period ended May 31, 2014, the tax character of distributions paid was ordinary income. On June 30, 2014, the Fund paid an ordinary income dividend of $0.0425 per share to shareholders of record on June 27, 2014.

Futures contracts – The Fund may use futures contracts to gain exposure to or to hedge against changes in the value of equities, real estate, interest rates or commodities. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. When the Fund purchases or sells a futures contract, no price is paid to or received by the Fund. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities currently ranging from 2% to 10% of the contract amount. This is called the “initial margin deposit.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying asset. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The margin deposits for futures contracts and the variation margin payable are reported on the Statement of Assets and Liabilities.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

15

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of May 31, 2014:

Tax cost of portfolio investments	$4,431,857
Gross unrealized appreciation	$103,724
Gross unrealized depreciation	(3,104)
Net unrealized appreciation	100,620
Undistributed ordinary income	47,966
Undistributed long-term gains	13,956
Total accumulated earnings	$162,542

The difference between the federal income tax cost of portfolio investments and the tax components of accumulated earnings and the financial statement cost and components of net assets is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and the tax treatment of realized and unrealized gains and losses on futures contracts.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the current tax period (ended May 31, 2014) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the period ended May 31, 2014, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $8,341,928 and $4,219,226, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Wavelength Capital Management, LLC (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.95% of its average daily net assets.

The Adviser has contractually agreed, until October 1, 2016, to reduce its advisory fees and to reimburse the Fund’s operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business) to the extent necessary so that the Fund’s annual ordinary operating expenses do not exceed an amount equal to 0.99% of its average daily net assets. During the period ended May 31, 2014, the Adviser did not collect any of its advisory fees and, in addition, reimbursed the Fund for other operating expenses totaling $66,386.

16

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund’s ordinary operating expenses, at the time the repayment occurs, to exceed the expense limitation of 0.99% per annum. As of May 31, 2014, the Adviser may in the future recover advisory fee reductions and expense reimbursements totaling $91,664. The Adviser may recover this amount no later than May 31, 2017.

Certain officers of the Fund are also officers of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agency services to the Fund. Pursuant to servicing agreements with Ultimus, the Fund pays Ultimus fees in accordance with the agreements for its services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

DISTRIBUTION AGREEMENT

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain Trustees and officers of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Each Trustee who is not an interested person of the Trust receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement of travel and other expenses incurred in attending the meetings. Trustees affiliated with the Adviser or Ultimus are not compensated by the Trust for their services.

PRINCIPAL HOLDER OF FUND SHARES

As of May 31, 2014, Mark Landis, a control person of the Adviser, owned 73% of the outstanding shares of the Fund.

5. Derivatives Transactions

The Fund’s position in derivative instruments as of May 31, 2014 are recorded in the following location in the Statement of Assets and Liabilities:

Derivative Investment Type	Location
Futures contracts	Variation Margin Payable

17

WAVELENGTH INTEREST RATE NEUTRAL FUND
 NOTES TO FINANCIAL STATEMENTS (Continued)

The following table sets forth the values of futures contracts of the Fund as of May 31, 2014:

	Variation Margin
	Receivable	(Payable)	Total
Asset Derivatives
Futures Contracts
Index	$430	$(2,156)	$(1,726)
Treasury	—	(1,125)	(1,125)
Total Asset Derivatives	$430	$(3,281)	$(2,851)

Transactions in derivative instruments for the Fund during the period ended May 31, 2014 are recorded in the following location in the Statement of Operations:

Derivative Investment Type	Location
Futures contracts	Net realized gains from futures contracts
Net change in unrealized appreciation/depreciation on futures contracts

The following is a summary of net realized gains and net change in unrealized appreciation/depreciation on derivative instruments for the Fund recognized in the Statement of Operations during the period ended May 31, 2014:

Type of Derivative	Net Realized Gains	Net Change in Unrealized Appreciation/ Depreciation
Futures Contracts
Index	$—	$7,446
Treasury	13,061	2,687
Total Futures Contracts	$13,061	$10,133

The average monthly notional amount of futures contracts purchased during the period ended May 31, 2014, was $529,525, and the gross notional amount of futures contracts outstanding at May 31, 2014 was $1,733,524.

18

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

In the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral securities and securities collateral on a counterparty basis. As of May 31, 2014, the offsetting of financial assets and derivatives assets is as follows:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in Statement of Assets and Liabilities	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Collateral Pledged	Net Amount
Futures Contracts	$430	$(3,281)	$(2,851)	$176,046	$173,195
Total subject to a master netting or similar arrangement	$430	$(3,281)	$(2,851)	$176,046	$173,195

6. Certain Investments and Risks

The securities in which the Fund invests, as well as the risks associated with these securities, are described in the Fund’s prospectus. Among these risks are those associated with investments in exchange-traded funds (“ETF”). Investments in ETFs are subject to the risk that the market price of an ETF’s shares may differ from its net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds and that the Fund receives less than NAV when selling an ETF). Investments in ETFs are also subject to the risk that the ETF may not be able to replicate exactly the performance of the indices it tracks because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, an ETF in which the Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETF may, from time to time, temporarily be unavailable, which may further impede the ETF’s ability to track their applicable indices or match their performance. To the extent that the Fund invests in ETFs, there will be some duplication of expenses because the Fund would bear its pro-rata portion of such ETF’s advisory fees and operational expenses.

19

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

7. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

20

WAVELENGTH INTEREST RATE NEUTRAL FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
 and the Shareholders of Wavelength Interest Rate Neutral Fund

We have audited the accompanying statement of assets and liabilities of the Wavelength Interest Rate Neutral Fund (the “Fund”), a series of shares of beneficial interest in the Ultimus Managers Trust, including the schedule of investments, as of May 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period September 30, 2013 (commencement of operations) through May 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wavelength Interest Rate Neutral Fund as of May 31, 2014, and the results of its operations, the changes in its net assets and its financial highlights for the period September 30, 2013 through May 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
 July 24, 2014

21

WAVELENGTH INTEREST RATE NEUTRAL FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2013) and held until the end of the period (May 31, 2014).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

22

WAVELENGTH INTEREST RATE NEUTRAL FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,045.20	$5.05
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.00	$4.99

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-896-9292, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge upon request by calling toll-free 1-866-896-9292, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-866-896-9292. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

WAVELENGTH INTEREST RATE NEUTRAL FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Unless otherwise noted, each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012 June 2012 to October 2013	Trustee President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	7	None
Independent Trustees:
John C. Davis Year of Birth: 1952	Since July 2014 Since June 2012	Chairman Trustee	Consultant ( government services) since May 2011; Retired Partner of PricewaterhouseCoopers LLP (1974-2010)	7	None
John J. Discepoli Year of Birth: 1963	Since June 2012	Trustee	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since November 2004	7	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Tax at The Standard Register Company since November 2011; Tax Partner at Deloitte Tax LLP from 1984 to 2011	7	None

*	Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

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WAVELENGTH INTEREST RATE NEUTRAL FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since October 2013 April 2013 to October 2013	President Vice President	Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); Chief Compliance Officer, The Huntington Funds (2005 to 2013), The Flex-Funds (2006 to 2011), Meeder Financial (2007 to 2011), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).
Andrew Dassori 215 Park Avenue South, Suite 1902 New York, NY 10003 Year of Birth: 1984	Since July 2013	Principal Executive Officer of Wavelength Interest Rate Neutral Fund	Managing Member and Chief Compliance Officer of Wavelength Capital Management, LLC (2013 to present); Formerly, Portfolio Manager, Credit Suisse Asset Management LLC (2007 to 2013)
Mark J. Seger Year of Birth: 1962	Since February 2014	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)
Frank L. Newbauer Year of Birth: 1954	Since February 2012	Secretary	Assistant Vice President of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (2010 to present); Assistant Vice President of JPMorgan Chase Bank, N.A. (1999 to 2010)
Stephen L. Preston Year of Birth: 1966	Since June 2012	Chief Compliance Officer
Assistant Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Assistant Vice President of Ultimus Fund Solutions, LLC since 2011; Senior Consultant at Mainstay Capital Markets Consultants (2010 to 2011); Chief Compliance Officer at INTL Trading, Inc. (2008 to 2010.

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-896-9292.

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Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The names of the audit committee financial experts are John C. Davis and David M. Deptula.  Messrs. Davis and Deptula are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $50,000 and $39,000 with respect to the registrant’s fiscal years ended May 31, 2014 and 2013, respectively.

(b)	Audit-Related Fees. No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $10,000 with respect to the registrant’s fiscal year ended May 31, 2014. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended May 31, 2014 and 2013, aggregate non-audit fees of $10,000 and $6,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in the last fiscal year by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*	/s/ Frank L. Newbauer
Frank L. Newbauer, Secretary

Date	August 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Nitin N. Kumbhani
Nitin N. Kumbhani, Principal Executive Officer (APEXcm Small/Mid Cap Growth Fund)

Date	August 1, 2014

By (Signature and Title)*	/s/ William S. Sloneker
William S. Sloneker, Principal Executive Officer (Cincinnati Asset Management Funds: Broad Market Strategic Income Fund)

Date	August 1, 2014

By (Signature and Title)*	/s/ Nicholas Chermayeff
Nicholas Chermayeff, Principal Executive Officer (Barrow All-Cap Core Fund and Barrow All-Cap Long/Short Fund)

Date	August 1, 2014

By (Signature and Title)*	/s/ Andrew G. Dassori
Andrew G. Dassori, Principal Executive Officer (Wavelength Interest Rate Neutral Fund)

Date	August 1, 2014

By (Signature and Title)*	/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	August 1, 2014

*	Print the name and title of each signing officer under his or her signature.